SIT MUTUAL FUNDS II, INC.

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04033

Sit Mutual Funds II, Inc.

(Exact name of registrant as specified in charter)

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Name and address of agent for service)

Copy to:

Mike Radmer, Esq.

Dorsey & Whitney

Suite 1500

50 South Sixth Street

Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code:

(612) 332-3223

Date of fiscal year end:     March 31, 2013

Date of reporting period:   March 31, 2013

Item 1:	Reports to Stockholders

Annual Report
March 31, 2013

U.S. Government Securities Fund

Quality Income Fund

Tax-Free Income Fund

Minnesota Tax-Free Income Fund

Sit Mutual Funds

Sit Mutual Funds BOND FUNDS ANNUAL REPORT TABLE OF CONTENTS

This document must be preceded or accompanied by a Prospectus.

CHAIRMAN’S LETTER

May 6, 2013

Dear fellow shareholders:

U.S. fixed income markets continued to exhibit strong performance over the 12-month period ended March 31, 2013. The Sit family of fixed income funds performed well in this environment. A new fund, the Sit Quality Income Fund, was launched on December 31, 2012 and represents an option for diversification by providing a balanced focus between corporate and U.S. government debt while maintaining a short duration. We are excited about the addition of a new investment option for our mutual fund investors and have included our first review of this fund later in this document.

Treasury yields were volatile during the year, with the 30-year Treasury bond peaking at 3.44% last April before reaching an historic low of 2.45% last July and ultimately settling at 3.10% or down 23 basis points for the year by the end of March. Intermediate maturity Treasury yields exhibited a similar pattern, albeit somewhat more pronounced. The 7 to 10-year range of Treasury bonds demonstrated the largest decrease in yields for the year, down 40 and 36 basis points, respectively. Yields for the shortest maturity Treasuries were generally unchanged. Continued quantitative easing efforts by the U.S. Federal Reserve have kept interest rates at low absolute levels, while domestic and global events, whether they are economic, fiscal, political, or other in nature have caused volatility around these low absolute levels.

Beyond Treasury bonds, corporate bonds, particularly financial companies, performed exceptionally well during the year. Other positive trends in the taxable market included outperformance by longer duration and more credit sensitive bonds. Tax-exempt yields reached historic lows in December of 2012 before increasing modestly during the first quarter of 2013. The tax-exempt yield curve flattened over the course of the last year, as long-term bond yields declined 30-35 basis points while shorter maturities generally changed by 10 basis points or less.

Global

The problems in Europe returned to the headlines earlier this year as Cyprus became the latest country to face a crisis. The recent actions in Cyprus represented a new chapter in Europe’s financial crisis in that bank depositors throughout a country were forced to sacrifice a portion of their savings in an attempt to recapitalize a banking system. More broadly in Europe, the region continues to be in a mild recession with an estimated regional growth rate of -0.5% for 2012.

In Asia, Japan’s new Prime Minister continues to implement pro-growth policies in an attempt to boost economic activity and end deflation through coordinated monetary, fiscal, and private sector actions or incentives. Japan’s central bank recently implemented a new round of quantitative easing that exceeds current quantitative easing efforts by the U.S. Federal Reserve, when expressed as a percentage of GDP. Perhaps most ominous in Asia is the recent tension on the Korean Peninsula. It seems probable that North Korean leader Kim Jong-un’s latest threats are merely an attempt to solidify his domestic leadership position. However, such threats never go unnoticed, and are another reminder of the many tense geo-political situations in the world.

Collectively, economic challenges and tense global situations continue to provide an impetus for investors to seek out safe havens for their investment capital. U.S. Treasury bonds have benefitted from this flight to quality. Further, as global situations remain fluid and sentiment is subject to rapid change, the resulting risk-on versus risk-off trades create modest volatility in Treasury yields, which often correlate with other fixed income assets.

Domestic

Economic growth improved during the first quarter of 2013 to a 2.5% annual rate after slowing to +0.4% in the fourth quarter of 2012. The housing market is finally contributing positively to growth again and seems to exhibit some robustness at least for the near term. The unemployment rate declined to 7.6% as of March, a significant reduction from the recession peak of 10.1% in October of 2009. However, the decreased unemployment rate’s positive impact is somewhat offset by the labor participation rate falling to a 34-year low of 63.3%, continuing a secular downtrend that began in 2000. Inflation remains contained at +1.5% on a year-over-year basis as of March, which is in line with the long term goals of the U.S. Federal Reserve.

The political environment in Washington, D.C. remains difficult. The fiscal cliff negotiations at year’s end were tense and resulted in a last minute compromise that fell well short of a grand bargain. The end result increased the payroll tax rate back to its normal level, increased income tax rates for the highest earners, and limited the amount of income tax deductions for a larger set of high earners. In addition, while the fiscal cliff agreement delayed sequestration cuts for two months, the spending cuts did take effect at the beginning of March. When combined with the new Medicare tax on investment income implemented with the Patient Protection and Affordable Care Act, there are clearly some new headwinds for the economy as it continues its recovery. Further, the gridlock and disagreement in Washington seems likely to continue, with no solution in sight for longer-term entitlement deficits.

Federal Reserve

The U.S. Federal Reserve continues to execute its third round of quantitative easing or asset purchases. These purchases consist of $85 billion new purchases per month of longer-term Treasury bonds and mortgage-backed securities, in addition to continuing to reinvest principal payments from existing holdings. When combined with reinvested principal, total purchases represent over $100 billion monthly of monthly demand. The purchase of $100+ billion on a monthly basis represents a sizable investment and should limit rate increases for intermediate to long-term fixed income securities while in place. The minutes from the Federal Reserve’s March meeting indicated

2	SIT MUTUAL FUNDS ANNUAL REPORT

that the majority of the committee anticipated slowing the pace of these asset purchases in mid-2013. However, the March Employment Report was released since that meeting and demonstrated weaker job growth than expected with an increase in non-farm payrolls of 88 thousand versus 190 thousand expected. As a result, more recent conventional wisdom suggests quantitative easing will not be reduced as soon as anticipated.

Looking past any removal of or adjustment to quantitative easing policies, we expect the Federal Reserve to remain highly accommodative for a considerable amount of time after assets purchases are finished and the economy recovers. They continue to seek unemployment below 6.5% before taking any tightening action and remain committed to long-run inflation of 2%. Furthermore, their current projections do not suggest any such tightening action before 2015.

Strategy Summary

Our U.S. Government Securities Fund continues to emphasize seasoned, high coupon agency mortgage securities, which provide high levels of income at relatively stable price levels. The income produced by these mortgages remains particularly attractive given the low level of short interest rates and other investment opportunities. High current income and price stability have been a core focus of our U.S. Government Securities Fund since its inception. Our new Quality Income Fund adds the dimension of corporate bonds, and tends to focus on shorter duration taxable securities that possess attrac-

tive relative yields to Treasuries. We believe the taxable Funds’ durations, credit qualities, and income advantage have them well positioned for the current environment.

The tax-exempt fixed-income strategy employed in both the Sit Tax-Free Income Fund and the Sit Minnesota Tax-Free Income Fund continues to emphasize bond structures with put, call, sinking fund and prepayment provisions that provide regular cash flow. We believe this strategy of emphasizing securities with shorter expected average lives should help stabilize prices when yields do begin to increase. Our strategy continues to emphasize income, as we believe that a bond’s yield on both an absolute and a relative basis provides the best indicator of long-term value. We believe the tax-exempt Funds’ industry weightings, credit qualities, and durations have them well positioned for the current environment.

We appreciate your continued interest in the Sit family of funds.

With best wishes,

Roger J. Sit

Chairman and President

Sit Mutual Funds

MARCH 31, 2013	3

Sit U.S. Government Securities Fund

OBJECTIVE & STRATEGY

The objective of the U.S. Government Securities Fund is to provide high current income and safety of principal, which it seeks to attain by investing solely in debt obligations issued, guaranteed or insured by the U.S. government or its agencies or its instrumentalities.

Agency mortgage securities and U.S. Treasury securities are the principal holdings in the Fund. The mortgage securities that the Fund purchases consist of pass-through securities including those issued by Government National Mortgage Association (GNMA), Federal National Mortgage Asociation (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC).

The Sit U.S. Government Securities Fund provided a total return of +1.39% during the fiscal year ended March 31, 2013, compared to the total return of the Barclays Intermediate Government Bond Index of +2.26%. As of March 31, 2013, the Fund’s 30-day SEC yield was 1.06% and its 12-month distribution rate was 1.47%.

During the twelve-month period, the Fund benefitted from the income advantage produced by its holdings in older, high coupon, government agency mortgage pass through securities and collateralized mortgage obligations. While the Fund’s holdings of U.S. Government bonds provided meaningful return on an absolute basis, an underweight position in the U.S. Treasury sector, relative to the benchmark, negatively impacted the Fund’s performance. Prices of U.S. Treasury bonds rose as domestic fiscal uncertainty and global economic concerns produced higher demand for U.S. government obligations, which was partially offset by increased inflation fears due to additional asset purchases by the Federal Reserve.

The Federal Reserve continued to provide economic stimulus through accommodative policy initiatives. In the third quarter of 2012, the Federal Reserve announced they would purchase $40 billion of recently originated mortgages every month, in addition to reinvesting payments from their current mortgage holdings (commonly referred to as Quantitative Easing or QE). The mortgage purchase program has been popularly referred to as “QE Infinity” as there are no constraints regarding amounts or timeline, which had accompanied all prior purchase programs. The Fund does not invest in mortgages that are likely to be included in the Federal Reserve’s purchase activity. The Federal Reserve announced in the fourth quarter plans to also purchase $45 billion of longer-term Treasury securities.

The government continues to engineer a myriad of mortgage modification and refinancing programs for homeowners. The mortgages held in the Fund have experienced modestly elevated refinancing activity, which has temporarily reduced the income advantage. Concerns regarding the expansion of refinancing programs caused the prices of the mortgages to generally underperform relative to comparable maturity U.S. Treasuries. We anticipate these programs have merely pulled forward refinancing and modification activity and have not changed the overall long-term projections for the strategy.

Stronger than expected economic data and a healing housing market offset sequestration fears and lifted market optimism during the first quarter. Some market participants are commenting that a reduction in government spending due to the sequester is good for the

HYPOTHETICAL GROWTH OF $10.000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Barclays Intermediate Government Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The Barclays Intermediate Government Bond Index is a sub-index of the Barclays Government Bond Index covering issues with remaining maturities of between three and five years. The Barclays Government Bond Index is an index that measures the performance of all public U.S. government obligations with remaining maturities of one year or more. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index. This is the Fund’s primary index.

economy and market confidence. We expect sustained albeit slow domestic growth going forward. Continued uncertainty surrounding the fiscal problems in Europe and the fragile nature of the budding domestic recovery is likely to encourage the Fed to remain accommodative through year-end. As such we are maintaining our underweight position to the U.S. Treasury sector, as we expect the accommodative policy to drive inflation higher in the intermediate term, and, in turn, U.S. Treasury bond prices lower. We continue to focus on older, high coupon government agency mortgage pass through securities, as they provide high levels of income with relatively stable prices. This high level of income and principal stability continues to be the Fund’s focus, as has consistently been the case since the Fund’s inception.

Michael C. Brilley         Bryce A. Doty, CFA

Senior Portfolio Managers

Mark H. Book, CFA

Portfolio Manager

4	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of March 31, 2013

	Sit U.S. Government Securities Fund	Barclays Inter. Gov’t Bond Index[1]	Lipper U.S. Gov’t Fund Index[2]

One Year	1.39%	2.26%	3.17%
Five Years	3.95	3.70	4.83
Ten Years	4.03	4.02	4.33
Since Inception (6/2/87)	6.16	6.33	6.11

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The Barclays Intermediate Government Bond Index is a sub-index of the Barclays Government Bond Index covering issues with remaining maturities of between three and five years. The Barclays Government Bond Index is an index that measures the performance of all public U.S. government obligations with remaining maturities of one year or more. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

2 The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

FUND DIVERSIFICATION

Based on total net assets as of March 31, 2013. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 3/31/13:	$11.30 Per Share
Net Asset Value 3/31/12:	$11.31 Per Share
Total Net Assets:	$1,520.1 Million
30-day SEC Yield [3]:	1.06%
12-month Distribution Rate [3]:	1.47%
Effective Duration [4]:	1.9 Years

3 The SEC Yield reflects the rate at which the Fund is earning income on its current portfolio of securities, while the distribution rate reflects the Fund’s past dividends paid to shareholders based on the net investment income distributed and the average NAV during the past 12 months. Accordingly, the Fund’s SEC yield and distribution rate may differ.

4 Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the fair value of a security with an effective duration of 5 years would decrease by 5%, with all other factors being constant. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. Duration estimates are based on assumptions by the Adviser and are subject to a number of limitations. Effective duration is calculated based on historical price changes of securities held by the Fund, and therefore is a more accurate estimate of price sensitivity provided interest rates remain within their historical range.

ESTIMATED AVERAGE LIFE

0-1 Year	2.4%
1-5 Years	97.3%
5-10 Years	0.3%
10-20 Years	0.0%
20+ Years	0.0%

The table represents the Adviser’s estimates of the dollar weighted average life of the portfolio’s securities, which differ from their stated maturities. The Fund’s average stated maturity was 21.7 years as of March 31, 2013.

MARCH 31, 2013	5

SCHEDULE OF INVESTMENTS

March 31, 2013

Sit U.S. Government Securities Fund

Principal Amount ($)	Coupon Rate (%)	Maturity Date		Fair Value ($)

Mortgage Pass-Through Securities - 47.6%
Federal Home Loan Mortgage Corporation - 13.0%
30,697,276	3.00	4/1/27		32,221,822
1,059,486	4.00	7/1/25		1,126,024
204,101	5.50	8/1/17-3/1/33		222,508
649,772	5.82	10/1/37		704,162
232,232	6.38	12/1/26-12/1/27		265,005
26,314,868	6.50	11/1/27-9/1/39		29,710,080
734,652	6.88	2/17/31		848,185
81,396,277	7.00	2/1/16-1/1/39		95,195,519
99,808	7.38	12/17/24		107,641
20,791,871	7.50	7/1/30-10/1/38		24,921,187
143,278	7.95	10/1/25-11/1/25		162,246
1,157,592	8.00	5/1/17-1/1/37		1,342,078
24,310	8.25	12/1/17		25,250
3,063,989	8.50	5/1/16-8/1/36		3,650,398
4,275,505	9.00	11/1/15-11/1/36		5,049,072
83,327	9.25	6/1/16-3/1/19		85,088
490,055	9.50	10/1/16-12/17/21		561,640
41,684	9.75	12/1/16-12/1/17		43,306
1,698,707	10.00	9/1/20-7/1/30		1,987,017
6,617	10.25	2/1/17		6,638
86,467	10.50	10/1/13-6/1/19		99,609
126,923	11.00	8/25/20		137,125
828	13.00	5/1/17		833

				198,472,433

Federal National Mortgage Association - 25.6%
15,784,695	3.00	10/1/32		16,510,132
6,432	4.49	3/1/19	[1]	6,701
1,811,034	5.50	12/1/32		1,981,591
4,306,009	5.61	11/1/22		4,921,627
68,019	5.76	3/1/33		75,755
4,826,844	5.81	12/1/19-1/1/29		5,660,120
1,200,093	5.92	1/1/35		1,301,594
3,725,732	5.94	7/1/27		4,415,124
5,191,638	5.96	11/1/27-6/1/28		5,934,728
4,990,243	6.00	9/1/28-10/1/39		5,479,495
1,785,790	6.15	6/1/28		2,051,068
486,662	6.15	6/1/33	[1]	522,296
148,113	6.20	11/1/27		167,597
3,965,851	6.21	12/1/29		4,672,180
2,514,667	6.34	4/1/28		2,830,887
3,632,429	6.35	2/1/25-10/1/30		4,114,522
1,808,919	6.45	11/1/24		2,087,533
3,922,499	6.47	10/15/28		4,550,433
67,165,031	6.50	1/1/22-6/1/40		76,255,825
1,451,088	6.65	1/1/28		1,692,512
4,205,427	6.74	7/1/29		5,162,101
174,954	6.91	11/1/26-8/1/27		199,663
3,211,421	6.94	7/1/29		3,936,845
160,973	6.95	8/1/21	[1]	169,798
133,214,715	7.00	6/1/17-1/1/40		156,396,713

Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

2,770,561	7.19	2/1/31	3,520,009
36,582,729	7.50	6/1/22-4/1/38	43,460,619
104,600	7.62	12/1/16	105,241
272,184	7.95	9/15/20	310,596
9,819,391	8.00	4/1/16-3/1/38	11,865,830
378,237	8.11	11/15/31	459,501
10,043	8.25	4/1/22	10,245
164,918	8.33	7/15/20	189,954
140,476	8.42	7/20/30	151,268
916,852	8.46	3/15/32	1,097,841
109,406	8.48	7/20/28	116,419
5,273,881	8.50	2/1/16-1/1/37	6,403,463
32,316	8.74	12/15/25	34,759
4,779,052	9.00	10/1/19-2/1/38	5,731,352
64,659	9.25	10/1/16-2/1/17	68,554
93,280	9.33	5/15/28	99,950
2,685,539	9.50	11/1/18-8/1/31	3,115,776
236,599	9.74	8/20/25	278,244
100,206	9.75	10/1/21-4/1/25	114,613
75,252	9.78	7/15/20	79,460
659,439	10.00	2/1/15-6/1/30	773,250
52,751	10.18	7/1/20	55,706
162,252	10.50	5/1/15-6/1/28	188,303
34,514	10.51	8/15/20	35,049
13,444	10.72	12/15/26	13,514

			389,376,356

Government National Mortgage Association - 8.0%
24,361,128	4.00	12/15/24-12/20/31	27,000,453
4,535,756	4.75	9/20/31	4,918,897
6,417,308	5.40	10/15/43	6,556,336
211,020	5.50	9/15/25	231,175
3,694,785	5.67	4/15/42	3,844,075
1,560,944	5.75	10/20/31	1,742,269
175,535	5.76	3/20/33-5/20/33	193,698
2,074,940	5.95	3/15/37	2,210,386
2,747,346	6.00	9/15/18-11/20/34	3,110,027
657,739	6.20	3/15/32	747,952
2,784,402	6.25	12/15/23-4/15/29	3,201,539
1,674,544	6.35	4/20/30-11/20/31	1,904,913
446,914	6.38	8/15/26-4/15/28	504,871
236,550	6.49	11/20/31-6/20/32	267,323
33,193,418	6.50	11/15/23-7/20/42	38,710,313
106,336	6.57	9/20/32-3/20/33	122,403
78,133	6.58	2/20/28	91,850
691,994	6.75	9/15/15-6/15/29	755,305
612,584	6.91	7/20/26-2/20/27	724,578
11,417,639	7.00	5/15/24-1/20/39	13,267,259
148,069	7.02	4/20/26	175,305
158,840	7.05	2/15/23-4/20/27	188,368
479,985	7.10	5/20/25	566,894
265,711	7.15	3/20/27-4/20/27	317,376
143,576	7.25	5/15/29-6/15/29	172,305

See accompanying notes to financial statements.

6	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Coupon Rate (%)	Maturity Date		Fair Value ($)

44,473	7.27	7/20/22		51,734
2,629,359	7.50	12/15/23-3/15/39		3,062,548
31,822	7.63	12/15/29		32,308
52,638	7.65	7/20/22		59,567
290,045	7.75	6/15/20-11/15/20		319,765
30,692	7.90	1/20/21		30,923
551,960	7.95	2/15/20-3/20/27		589,856
357,398	7.99	2/20/21-6/20/22		393,704
3,178,365	8.00	10/15/14-8/20/33		3,758,470
241,620	8.10	5/20/19-1/20/20		258,606
182,396	8.25	8/15/15-2/15/20		201,588
107,514	8.40	2/15/19-2/15/20		109,450
209,563	8.50	4/15/15-12/20/26		240,282
25,873	8.60	6/15/18		25,979
17,143	8.63	10/15/18		18,877
92,244	9.00	1/15/17-12/15/20		107,849
13,472	9.10	5/15/18		15,289
113,380	9.50	11/20/16-8/20/19		126,988
159,332	10.00	2/15/19-6/15/21		179,976
221,461	10.50	2/15/20-8/15/21		251,736
1,668	11.50	8/15/18		1,678

				121,363,043

Small Business Administration - 1.0%
5,000,000	4.33	1/25/38		5,476,562
8,586,282	5.33	8/25/36-9/25/36		9,645,199

				15,121,761

Total Mortgage Pass-Through Securities (cost: $704,875,257)				724,333,593

U.S. Treasury / Federal Agency Securities - 0.6%
Federal National Mortgage Association:
5,000,000	2.50	11/19/32	[1]	4,941,869
MSN 41079 and 41084, Ltd.:
3,923,786	1.63	12/14/24		3,935,212

Total U.S. Treasury / Federal Agency Securities (cost: $8,916,290)				8,877,081

Collateralized Mortgage Obligations - 45.6% Federal Home Loan Mortgage Corporation - 9.2%
52,506	4.98	3/25/44	[1]	53,218
4,036,515	6.00	9/15/21-5/15/36		4,536,675
11,128,275	6.50	9/15/23-10/25/43		12,753,583
1,145,523	6.50	9/25/43	[1]	1,302,503
103,826	6.70	9/15/23		116,974
235,355	6.95	3/15/28		273,289
78,566,852	7.00	12/15/20-9/25/43		88,813,320
19,888,736	7.50	10/15/21-9/25/43		23,865,678
4,020,866	8.00	3/15/21-1/15/30		4,658,119
60,671	8.25	6/15/22		69,882
331,420	8.30	11/15/20		376,955

Principal Amount ($)	Coupon Rate (%)	Maturity Date		Fair Value ($)

690,539	8.50	10/15/22-3/15/32		801,742
360,831	9.00	12/15/19		404,145
8,673	9.15	10/15/20		9,548
1,788,635	9.50	2/15/20-2/25/42		2,138,691

				140,174,322

Federal National Mortgage Association - 28.2%
9,248,396	4.00	10/25/22		9,602,665
13,727,364	4.50	6/25/21		14,716,462
39,230,318	6.00	12/25/31-5/25/42		39,647,001
3,900,582	6.43	9/25/37	[1]	4,489,874
75,904,256	6.50	12/25/23-2/25/43		87,479,333
1,271,128	6.59	6/25/42	[1]	1,441,624
191,021	6.63	3/25/29	[1]	219,356
21,871,830	6.75	6/25/32-4/25/37		24,908,457
4,948,028	6.77	10/25/42	[1]	5,798,599
28,908	6.85	12/18/27		33,374
702,606	6.88	12/25/42	[1]	839,861
4,982,897	6.90	2/25/42	[1]	5,808,524
63,752,439	7.00	1/25/21-3/25/45		74,952,636
3,347,346	7.05	8/25/37	[1]	3,865,535
1,738,423	7.06	6/25/42	[1]	2,091,442
3,922,723	7.18	10/25/42	[1]	4,657,829
71,133,714	7.50	8/20/27-1/25/48		82,941,960
1,281,810	7.50	6/19/30	[1]	1,554,491
32,349	7.70	3/25/23		37,217
1,774,341	8.00	7/25/22-7/25/44		2,118,632
1,193,327	8.42	11/25/37	[1]	1,431,037
16,954,619	8.50	1/25/21-10/25/30		20,254,173
1,138,282	8.53	11/25/37	[1]	1,312,082
16,513	8.70	12/25/19		18,766
20,753	8.75	9/25/20		22,700
6,632,186	8.82	7/25/37	[1]	7,399,139
91,339	8.95	10/25/20		104,183
2,741,190	9.00	7/25/19-10/25/30		3,217,697
35,997	9.05	12/25/18		39,475
69,717	9.18	10/25/42	[1]	85,701
45,502	9.25	1/25/20		51,847
999,698	9.41	6/25/32	[1]	1,151,629
3,497,371	9.50	12/25/18-12/25/41		4,351,057
2,052,243	9.58	2/25/44	[1]	2,504,502
114,575	9.60	3/25/20		132,011
13,076,772	10.00	12/25/31-5/25/42		13,364,373
3,032,360	10.25	9/25/42	[1]	3,908,964
1,531,395	11.36	6/25/44	[1]	1,895,174
229,451	11.65	3/25/39	[1]	271,441

				428,720,823

Government National Mortgage Association - 4.9%
15,689,120	4.82	1/20/42	[1]	17,665,573
4,992,456	5.53	7/20/40	[1]	5,710,051
1,895,672	6.00	11/20/33		2,181,233

See accompanying notes to financial statements.

MARCH 31, 2013	7

SCHEDULE OF INVESTMENTS

March 31, 2013

Sit U.S. Government Securities Fund (Continued)

Principal Amount ($)	Coupon Rate (%)	Maturity Date		Fair Value ($)
844,254	6.50	9/20/28-3/20/31		990,256
981,311	6.95	3/16/41	[1]	1,025,028
38,289,675	7.00	9/16/23-5/20/42		43,313,274
173,424	7.50	5/16/27		210,958
2,061,725	8.00	10/16/29-1/16/30		2,404,106
50,210	8.50	2/20/32		63,870

				73,564,349

Vendee Mortgage Trust - 3.3%
9,016,146	3.75	12/15/33		9,654,841
528,706	6.00	2/15/30		549,800
18,684,128	6.50	1/15/29-8/15/31		22,291,207
2,800,621	7.00	3/15/28		3,332,501
363,448	7.01	7/15/30	[1]	429,414
1,763,765	7.25	9/15/22-9/15/25		1,998,818
924,864	7.50	6/15/30		1,060,120
2,969,992	7.75	5/15/22-9/15/24		3,442,460
5,416,335	7.95	3/15/25	[1]	6,481,902
524,114	8.00	2/15/25		611,845
197,469	8.29	12/15/26		233,306

				50,086,214

Total Collateralized Mortgage Obligations (cost: $681,619,121)				692,545,708

Asset-Backed Securities - 4.2%
Federal Home Loan Mortgage Corporation - 0.5%
22,422	6.09	9/25/29	[1]	22,744
250,000	6.28	10/27/31	[1]	280,778
283,755	7.00	11/25/30	[1]	293,115
3,531,182	7.15	9/25/28	[1]	3,921,876
2,698,502	7.16	7/25/29		2,808,177

				7,326,690

Federal National Mortgage Association - 0.2%
85,569	0.54	11/25/32	[1]	79,198
494,042	4.70	10/25/33	[1]	494,953
422,275	5.41	9/26/33	[1]	449,910
156,686	5.75	2/25/33	[1]	167,881
256,876	6.47	10/25/31	[1]	268,379
1,817,462	6.59	10/25/31-5/25/32	[1]	1,979,920
126,316	6.83	7/25/31	[1]	132,853
48,868	7.80	6/25/26	[1]	48,912

				3,622,006

Principal Amount($)/ Contracts	Coupon Rate (%)	Maturity Date	Fair Value ($)

Small Business Administration - 3.5%
5,000,000	2.22	3/1/33	5,060,814
5,000,000	2.35	3/10/23	4,999,999
3,790,020	5.49	5/1/28	4,389,992
3,803,993	5.57	10/1/27	4,393,851
12,942,843	5.87	7/1/28	15,182,469
553,171	6.02	8/1/28	645,040
3,121,539	6.77	11/1/28	3,693,300
4,128,762	7.13	10/1/20	4,598,614
4,813,196	7.33	8/1/20	5,407,520
3,675,393	8.03	5/1/20	4,155,378

			52,526,977

Total Asset-Backed Securities (cost: $63,089,763)			63,475,673

Put Options Purchased [10] - 0.0%
600	U.S. Treasury 5 Year Future Put Options: $123.50 strike May 2013 expiration
Total Put Options Purchased (cost: $171,738)			51,563

Total Investments in Securities - 98.0% (cost: $1,458,672,169)			1,489,283,618

Call Options Written [10] - (0.1%)
(1,000)	U.S. Treasury 2 Year Future Call Options: $110.13 strike May 2013 expiration		(218,750)
(1,200)	U.S. Treasury 5 Year Future Call Options: $123.50 strike May 2013 expiration		(768,750)

Total Call Options Written (premiums received: $536,786)			(987,500)

Other Assets and Liabilities, net - 2.1%			31,762,935

Total Net Assets - 100.0%			$1,520,059,053

[1]	Variable rate security. Rate disclosed is as of March 31, 2013.
[10]	The amount of $2,000,000 in cash was segregated with the broker to cover put options purchased and call options written as of March 31, 2013.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.
8	SIT MUTUAL FUNDS ANNUAL REPORT

For a detailed list of security holdings, refer to our company website at www.sitfunds.com.

A summary of the levels for the Fund’s investments as of March 31, 2013 is as follows (See Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)

Assets
Mortgage Pass-Through Securities	—	724,333,593	—	724,333,593
U.S. Treasury / Federal Agency Securities	—	8,877,081	—	8,877,081
Collateralized Mortgage Obligations	—	692,545,708	—	692,545,708
Asset-Backed Securities	—	63,475,673	—	63,475,673
Put Options Purchased	51,563	—	—	51,563

	51,563	1,489,232,055	—	1,489,283,618

Liabilities
Call Options Written	(987,500)	—	—	(987,500)

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
MARCH 31, 2013	9

Quality Income Fund

OBJECTIVE & STRATEGY

The objective of the Quality Income Fund is to provide high current income and safety of principal, which it seeks to attain by investing at least 80% of its assets in debt securities issued by the U.S. government and its agencies, debt securities issued by corporations, mortgage and other asset-backed securities. The Fund invests at least 50% of its assets in U.S. government debt securities, which are securities issued, guaranteed or insured by the U.S. government, its agencies or instrumentalities.

The Sit Quality Income Fund provided a total return of +0.38% during the 3-month period ended March 31, 2013, compared to the total return of the Barclays 1-3 year Government/Credit Bond Index of +0.20%. As of March 31, 2013, the Fund’s 30-day SEC yield was 1.36%.

The inception date of the Fund was December 31, 2012, making the quarter our first reporting period. The initial cash was invested timely, allowing the Fund to earn relatively strong income for the quarter. The goal of the Fund is to maintain a high credit quality portfolio and stable principal values, while generating a relatively high level of income.

During the initial 3-month period, the Fund’s income advantage was primarily produced by its holdings in non-agency residential mortgage and corporate securities. Improvements in employment figures and housing metrics during the first quarter benefitted the credit markets, and the Fund’s overweight exposure to these sectors, relative to the benchmark index, contributed meaningfully to return. The Fund’s holdings in agency mortgages also contributed positively to performance primarily due to the income generated by these securities. In an effort to maintain price stability, we incorporate futures and options to offset interest rate risk. This component of the Fund can have a negative impact on performance in periods of stable or falling interest rates, as experienced in this reporting period.Although U.S. Treasuries provided positive return on an absolute basis, it was the weakest performing sector. Thus, the Fund’s underweight position in U.S. Treasury securities further benefitted performance.

Stronger than expected economic data and a healing housing market offset fears of the sequestration effect and lifted market optimism during the first quarter. In fact, some market participants are commenting that a reduction in government spending due to the sequester is good for the economy and market confidence. We expect sustained albeit slow domestic growth going forward. Continued uncertainty surrounding the fiscal problems in Europe and the fragile nature of the budding domestic recovery is likely to encourage the Fed to remain accommodative through year-end. As such we are maintaining our underweight position to the U.S. Treasury sector, as we expect the accommodative policy to drive inflation higher and, in turn, U.S. Treasury bond prices lower, in the intermediate term. A lack of

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Barclays 1-3 Year Government/Credit Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The Barclays U.S. 1-3 Year Government/Credit Index is an unmanaged index of Treasury or government agency securities and investment grade corporate debt securities with maturities of one to three years. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

bi-partisanship in Congress has left little chance for an improvement in the federal budget situation. As such we continue to invest in higher rated sectors that should out-perform in the event of further federal government ratings downgrades. We focus on a mix of Treasury, agency and credit sectors that provide relatively high levels of income and stable prices. The dual goals of income and principal stability are the primary objectives of the Fund.

Michael C. Brilley

Bryce A. Doty, CFA

Senior Portfolio Managers

Mark H. Book, CFA

Chris M. Rasmussen, CFA

Portfolio Managers

10	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of March 31, 2013

	Sit Quality Income Fund	Barclays U.S. 1-3 Year Government/Credit Index[1]	Lipper Short Investment Grade Bond Index[2]

Since Inception (12/31/12)	0.38%	0.20%	0.41%

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance.

1 The Barclays U.S. 1-3 Year Government/Credit Index is an unmanaged index of Treasury or government agency securities and investment grade corporate debt securities with maturities of one to three years. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

2 The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

FUND DIVERSIFICATION

U.S. Treasury/Federal Agency Securities	29.0%
Mortgage Pass-Through (Agency)	21.3%
Corporate Bonds	14.6%
Asset Backed	14.5%
Collateralized Mortgage Obligations (Non-Agency)	13.4%
Taxable Municipal	5.7%
Cash & Other Net Assets	1.5%

Based on total net assets as of March 31, 2013. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 3/31/13:	$ 10.01 Per Share
Net Asset Value 12/31/12 [3]:	$ 10.00 Per Share
Total Net Assets:	$ 5.1 Million
30-day SEC Yield [4]:	1.36%
Average Maturity:	11.5 Years
Effective Duration [5]:	1.4 Years

3 Inception date of the Fund.

4 The SEC Yield reflects the rate at which the Fund is earning income on its current portfolio of securities, while the distribution rate reflects the Fund’s past dividends paid to shareholders based on the net investment income distributed and the average NAV during the past 12 months. Accordingly, the Fund’s SEC yield and distribution rate may differ.

5 Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the fair value of a security with an effective duration of 5 years would decrease by 5%, with all other factors being constant. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. Duration estimates are based on assumptions by the Adviser and are subject to a number of limitations. Effective duration is calculated based on historical price changes of securities held by the Fund, and therefore is a more accurate estimate of price sensitivity provided interest rates remain within their historical range.

QUALITY RATINGS (% of Total Net Assets)

Lower of Moody’s, S&P, Fitch or Duff & Phelps ratings used.

MARCH 31, 2013	11

SCHEDULE OF INVESTMENTS

March 31, 2013

Sit Quality Income Fund

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
Asset-Backed Securities - 14.5%
94,544	Bayview Financial Mortgage Pass-Through Trust, Series 2005-D, Class AF3 [1]	5.50	12/28/35	96,038
155,000	Centex Home Equity Loan Trust, Series 2004-A, Class AF5 [1]	5.43	1/25/34	158,810
83,426	Conseco Financial Corp., Series 1996-4, Class A6	7.40	6/15/27	86,773
176,992	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3 [1]	5.12	2/25/35	181,713
46,901	Deutsche Financial Capital Securitization LLC, Series 1998-1, Class A4	6.38	4/15/28	47,211
45,949	Residential Funding Mortgage Securities II Home Loan Trust, Series 1999-HI1, Class A6 [1]	7.58	9/25/29	47,299
122,687	Wells Fargo Home Equity Asset-Backed Securities Trust, Series 2004-2, Class AI6 [1]	5.00	10/25/34	126,239

Total Asset-Backed Securities (cost: $742,206)				744,083

Collateralized Mortgage Obligations - 18.0%
92,843	Alternative Loan Trust, Series 2003-20CB, Class 1A2	5.50	10/25/33	95,736
114,176	Banc of America Mortgage Trust, Series 2004-3, Class 1A26	5.50	4/25/34	116,083
165,474	Chase Mortgage Finance Trust, Series 2003-S14, Class 3A10	5.50	1/25/34	169,908
119,694	FNMA REMICS, Series 2007-100, Class ND	5.75	10/25/35	125,399
97,885	GNMA, Series 2013-26, Class PT [1]	4.82	1/20/42	110,216
115,225	MASTR Alternative Loan Trust, Series 2003-4, Class 2A1	6.25	6/25/33	120,095
48,670	PHH Mortgage Trust, Series 2008-CIM2, Class 5A1	6.00	7/25/38	50,130
135,223	Structured Asset Sec Corp. Mortgage Pass Through Certificates, Series 2003-16, Class A2	4.75	6/25/33	136,626

Total Collateralized Mortgage Obligations (cost: $921,605)				924,193

Corporate Bonds - 20.4%
Federal Agency Issues - 5.8%
100,000	Discover Bank [12]	0.55	2/27/15	99,672
100,000	Fifth Third Bank [12]	0.40	2/27/14	99,845
100,000	Goldman Sachs Bank [12]	0.70	2/6/15	99,776

				299,293

Finance - 5.9%
100,000	Bank of Oklahoma [1]	0.98	5/15/17	98,250
50,000	BNY Institutional Capital Trust A [4]	7.78	12/1/26	50,982
50,000	Chittenden Corp. [1]	0.98	2/14/17	48,222
50,000	Comerica Bank	8.38	7/15/24	54,111
50,000	Security Benefit Life Insurance Co. [4]	8.75	5/15/16	52,293

				303,858

Industrial - 4.0%
100,000	General Electric Capital Corp. [1]	1.04	8/11/15	100,633
95,880	Northwest Airlines 1999-2 Class A Pass Through Trust	7.58	3/1/19	103,550

				204,183

Transportation - 1.8%
41,506	Continental Airlines 2009-1 Pass Through Trust	9.00	7/8/16	47,992
37,124	United Airlines 2009-2A Pass Through Trust	9.75	1/15/17	43,063

				91,055

Utilities - 1.0%
50,000	Entergy Arkansas, Inc.	5.90	6/1/33	50,336

Yankees - 1.9%
90,000	Alterra USA Holdings, Ltd. [4]	7.20	4/14/17	94,617

Total Corporate Bonds (cost: $1,041,011)				1,043,342

See accompanying notes to financial statements.

12	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
Mortgage Pass-Through Securities - 21.3%
Federal Home Loan Mortgage Corporation - 8.1%
145,553	Freddie Mac	3.50	7/1/26	155,763
82,613	Freddie Mac	5.00	10/1/25	89,941
149,808	Freddie Mac	6.00	9/1/23	168,054

				413,758

Federal National Mortgage Association - 9.1%
133,008	Fannie Mae	4.00	3/1/26	142,353
141,579	Fannie Mae	4.00	4/1/31	152,048
74,794	Fannie Mae	4.00	10/1/31	80,324
83,151	Fannie Mae	6.50	2/1/19	92,463

				467,188

Government National Mortgage Association - 4.1%
102,502	Ginnie Mae [1]	1.63	10/20/34	107,369
95,572	Ginnie Mae [1]	3.50	4/20/42	101,894

				209,263

Total Mortgage Pass-Through Securities (cost: $1,088,204)				1,090,209

Taxable Municipal Bonds - 5.7%
100,000	Academica Charter Schools [4]	7.18	8/15/13	99,345
50,000	Mashantucket Western Pequot Tribe [4]	6.57	9/1/13	49,485
100,000	OH Economic Dev. Rev. (Ohio Enterprise)	6.00	12/1/13	100,569
50,000	Skyway Concession Co. LLC 1, [4]	0.56	6/30/17	44,750

				294,149

Total Taxable Municipal Bonds (cost: $294,340)				294,149

U.S. Treasury / Federal Agency Securities - 18.6%
Federal Farm Credit Banks - 3.9%
100,000	Federal Farm Credit Banks	0.16	5/12/14	99,997
100,000	Federal Farm Credit Banks	0.22	11/3/14	100,057

				200,054

U.S. Treasury Note - 14.7%
400,000	U.S. Treasury Note	0.13	12/31/13	399,938
150,000	U.S. Treasury Note	0.25	12/15/15	149,684
200,000	U.S. Treasury Note	0.63	7/15/14	201,086

				750,708

Total U.S. Treasury / Federal Agency Securities (cost: $950,630)				950,762

Total Investments in Securities - 98.5% (cost: $5,037,996)				5,046,738

See accompanying notes to financial statements.

MARCH 31, 2013	13

SCHEDULE OF INVESTMENTS

March 31, 2013

Sit Quality Income Fund (Continued)

Contracts	Fair Value ($)

Call Options Written [13] - 0.0%
(4) U.S. Treasury 2 Year Future Call Options: $110.13 strike May 2013 expiration	(1,062)

Total Call Options Written (premiums received: $858)	(1,062)

Other Assets and Liabilities, net - 1.5%	75,929

Total Net Assets - 100.0%	$5,121,605

[1]	Variable rate security. Rate disclosed is as of March 31, 2013.
[4]

144A Restricted Security. The total value of such securities as of March 31, 2013 was $391,472 and represented 7.6% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[12]	Certificate of Deposit. Investments up to $250,000 are insured by the Federal Deposit Insurance Corporation.
[13]	The amount of $5,000 in cash was segregated with the broker to cover futures and call options written as of March 31, 2013.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

Short futures contracts outstanding as of March 31, 2013 were as follows:

Contracts	Type	Expiration Date	Notional Amount	Unrealized (Depreciation)
5	U.S. Treasury 2 Year Futures [13]	June 2013	$1,102,266	$(969)

A summary of the levels for the Fund’s investments as of March 31, 2013 is as follows (See Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Other Significant Observable Inputs ($)	Total ($)
Assets
Asset-Backed Securities	—	744,083	—	744,083
Collateralized Mortgage Obligations	—	924,193	—	924,193
Corporate Bonds	—	1,043,342	—	1,043,342
Mortgage Pass-Through Securities	—	1,090,209	—	1,090,209
Taxable Municipal Bonds	—	294,149	—	294,149
U.S. Treasury / Federal
Agency
Securities	—	950,762	—	950,762
	—	5,046,738	—	5,046,738
Liabilities
Call Options Written	(1,062)	—	—	(1,062)
Futures	(969)	—	—	(969)
	(2,031)	—	—	(2,031)

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.

14	SIT MUTUAL FUNDS ANNUAL REPORT

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MARCH 31, 2013	15

Sit Tax-Free Income Fund

OBJECTIVE & STRATEGY

The objective of the Tax-Free Income Fund is to provide a high level of current income that is exempt from federal income tax, consistent with preservation of capital, by investing primarily in investment-grade municipal securities.

Such municipal securities generate interest income that is exempt from both federal regular income tax and federal alternative minimum tax. During normal market conditions, the Fund invests 100% of its net assets in such tax-exempt municipal securities.

The Sit Tax-Free Income Fund provided a total return of +7.92% during the fiscal year ended March 31, 2013, compared with a total return of +3.22% for the Barclay’s 5-Year Municipal Bond Index. As of March 31, 2013, the Fund’s 30-day SEC yield was 3.92% and its 12-month distribution rate was 4.01%.

All but the very shortest of tax-exempt municipal bonds ultimately ended the fiscal year lower in yield. The curve also continued to flatten as yields on the long end declined more than shorter and intermediate yields. In the back half of the 2012 calendar year, tax-exempt yields reached record low levels before rising in December. In January, yields declined before rising again through February and March, ending the quarter slightly higher. In addition, credit spreads between high-grade municipal bonds and lower investment grade credits also experienced steady narrowing during the fiscal year.

The Fund’s outperformance during this period was primarily due to the portfolio’s duration, overall credit mix and security selection. The Fund benefitted from a longer duration relative to the benchmark. Over the last twelve months, longer bonds outperformed shorter bonds for the entire length of the curve. The Fund has also continued to benefit from exposure to bonds rated A and BBB. Bonds rated AAA and AA experienced slight underperformance, as did those rated BB and below. Sector exposures also benefitted the overall performance of the Fund and security selection led to outperformance in every major sector held. Health care, housing and education, which combine to comprise over 50% of the Fund, all had strong outperformance. General Obligation bonds, which are underweight in the Fund, underperformed within the overall benchmark during the fiscal year. However, due to better security selection, the General Obligation credits in the Fund achieved better than double the performance of the Barclay’s General Obligation Bond Index.

The Fund continues to maintain its duration longer than its benchmark with a significant weighting in intermediate and longer-term bonds. The Fund will look to shorten its duration as the broader economic recovery shows signs of surer footing in the future. Credit spreads, though narrower, still offer some opportunities based on historical comparisons. We also believe there continue to be solid prospects for finding attractive yields amongst A and BBB rated

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Barclays 5-Year Municipal Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The Barclays 5-Year Municipal Bond Index is the 5 year (4-6) component of the Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index. This is the Fund’s primary index.

investment grade credits. Even after an extended period of strong returns and the low level of absolute yields at present, we believe the Fund’s duration, credit quality and industry weightings have it well positioned to provide attractive relative yield in the current economic and interest rate environment. As always, our strategy continues to emphasize income, which we believe is the primary driver of return over the long run. Diversification remains a key factor in managing risk.

Michael C. Brilley

Debra A. Sit, CFA

Paul J. Jungquist, CFA

Senior Portfolio Managers

16	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of March 31, 2013

	Sit Tax-Free Income Fund	Barclays 5-Year Muni Bond Index[1]	Lipper General Muni. Bond Fund Index[2]
One Year	7.92%	3.22%	6.81%
Five Years	5.59	5.05	6.19
Ten Years	3.98	4.23	4.82
Since Inception(9/29/88)	5.48	5.64	6.04

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The Barclays 5-Year Municipal Bond Index is the 5 year (4-6) component of the Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

2 The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

FUND DIVERSIFICATION

Single Family Mortgage.	19.9%
Multifamily Mortgage	15.7%
Other Revenue	14.4%
Education/Student Loan	10.8%
Hospital/Health Care	8.1%
General Obligation	6.6%
Insured	5.9%
Closed-End Mutual Funds	5.8%
Sectors less than 5%.	10.1%
Cash & Other Net Assets	2.7%

Based on total net assets as of March 31, 2013. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 3/31/13:	$ 9.57 Per Share
Net Asset Value 3/31/12:	$ 9.23 Per Share
Total Net Assets:	$ 175.5 Million
30-day SEC Yield [3]:	3.92%
Tax Equivalent Yield [4]:	6.93%
12-month Distribution Rate [3]:	4.01%
Average Maturity:	17.8 Years
Effective Duration [5]:	6.1 Years

3 The SEC Yield reflects the rate at which the Fund is earning income on its current portfolio of securities, while the distribution rate reflects the Fund’s past dividends paid to shareholders based on the net investment income distributed and the average NAV during the past 12 months. Accordingly, the Fund’s SEC yield and distribution rate may differ.

4 The tax-equivalent yield is based on an assumed tax rate of 43.4%.

5 Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the fair value of a security with an effective duration of 5 years would decrease by 5%, with all other factors being constant. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. Duration estimates are based on assumptions by the Adviser and are subject to a number of limitations. Effective duration is calculated based on historical price changes of securities held by the Fund, and therefore is a more accurate estimate of price sensitivity provided interest rates remain within their historical range.

QUALITY RATINGS (% of Total Net Assets)

Lower of Moody’s, S&P, Fitch or Duff & Phelps ratings used.

Adviser’s Assessment of Non-Rated Securities:

AAA	0.0%
AA	1.5
A	0.7
BBB	4.1
BB	7.9
<BB	5.1

Total	19.3%

MARCH 31, 2013	17

SCHEDULE OF INVESTMENTS

March 31, 2013

Sit Tax-Free Income Fund

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
Municipal Bonds - 91.5%
Alabama - 0.5%
785,000	Pell City Special Care Facs. Finance Rev.	5.00	12/1/39	843,208

Alaska - 0.9%
415,000	AK Hsg. Finance Corp. Mtg. Rev.	4.25	12/1/40	426,529
500,000	AK Hsg. Finance Corp. Mtg. Rev. (GO of Corp. Insured)	4.50	12/1/35	525,860
250,000	AK Industrial Dev. & Export Auth. Rev. (Boys & Girls Home) 2, [5,10]	5.50	N/A	109,988
500,000	Koyukuk Health Facility Rev. (Tanana Chief’s Conf. Health Care)	7.00	10/1/23	561,460

				1,623,837

Arizona - 3.0%
964,183	AZ Health Facs. Auth. Rev. (New Arizona Family Proj.)	5.25	7/1/27	1,032,785
250,000	Festival Ranch Community Facs. District G.O.	6.25	7/15/24	272,338
175,000	Flagstaff Industrial Dev. Auth. Rev. (Sr. Living Community Proj.)	5.50	7/1/22	176,850
850,000	Phoenix Industrial Development Authority	5.25	6/1/34	940,508
300,000	Pima Co. Industrial Dev. Auth. Education Rev. (AZ Charter Schools Proj.)	6.70	7/1/21	300,867
250,000	Pima Co. Industrial Dev. Auth. Education Rev. (AZ Charter Schools Proj.)	6.75	7/1/31	250,490
345,000	Pima Co. Industrial Dev. Auth. Education Rev. (Choice Education & Dev. Corp. Proj.)	6.00	6/1/16	349,430
500,000	Pima Co. Industrial Dev. Auth. Education Rev. (Coral Academy Science Proj.)	6.38	12/1/18	522,020
400,000	Pima Co. Industrial Dev. Auth. Education Rev. (Tucson Country Day School Proj.)	5.00	6/1/22	403,268
500,000	Quail Creek Community Facs. District G.O.	5.15	7/15/16	514,700
500,000	Quechan Indian Tribe of Fort Yuma Rev. (Tribal Economic Dev.)	9.75	5/1/25	535,755

				5,299,011

Arkansas - 0.3%
460,000	Rogers Rev. (Sales & Use Tax)	4.13	11/1/31	495,673

California - 11.7%
350,000	Acalanes Union High School District G.O. [6]	6.55	8/1/39	228,725
500,000	Agua Caliente Band of Cahuilla Indians Rev. [4]	6.00	7/1/18	488,565
326,137	CA Community Hsg. Fin. Agy. Lease Rev. Pass Thru Obligation [2], [5,10]	4.85	N/A	9,067
250,000	CA Finance Auth. Rev. (Kern Regional Center Proj.) [9]	6.88	5/1/25	297,472
350,000	CA Finance Auth. Rev. (Literacy First Proj.)	5.50	9/1/22	368,039
495,000	CA Govt. Finance Auth. Lease Rev. (Placer Co. Transportation Proj.)	6.00	12/1/28	502,326
240,000	CA Hsg. Finance Agy. Home Mtg. Rev.	5.20	8/1/28	248,657
175,000	CA Hsg. Finance Agy. Home Mtg. Rev.	5.50	8/1/38	177,875
500,000	CA Infrastructure & Economic Dev. Bank Rev.	6.00	2/1/30	538,930
500,000	CA School Facs. Finance Auth. Rev. (Azusa Unified School District) (AGM Insured) [6]	6.00	8/1/29	476,235
250,000	CA Statewide Communities Dev. Auth. Multifamily Rev. (Bel Mar Apts. Proj.) (FNMA Collateral)	4.70	7/15/32	275,018
220,000	CA Statewide Communities Dev. Auth. Rev. (Sunedison Huntington Beach Solar Proj.)	6.00	1/1/21	236,810
500,000	CA Statewide Communities Dev. Auth. Rev. (Sunedison Irvine School District)	5.25	1/1/16	506,740
500,000	CA Statewide Communities Dev. Auth. Rev. C.O.P. (Internext Group)	5.38	4/1/30	500,655
400,000	Carlsbad Unified School District G.O. Capital Appreciation [6]	6.13	8/1/31	326,056
2,300,000	Ceres Unified School District G.O. Capital Appreciation (NATL-RE FGIC Insured) [6]	5.91	8/1/27	998,890
1,000,000	Colton Joint Unified School District G.O. (AGM Insured) [6]	5.80	8/1/35	709,890
250,000	Earlimart School District G.O. (AGM Insured)	5.00	8/1/37	272,982
250,000	Eden Township Hospital District C.O.P.	6.00	6/1/25	277,970
500,000	Encinitas Union School District G.O. Capital Appreciation [6]	6.75	8/1/35	422,320
1,000,000	Glendale Unified School District G.O. Capital Appreciation [6]	6.22	9/1/27	485,460
500,000	Hartnell Community College G.O. [6]	7.00	8/1/34	369,950
1,045,000	Hayward Unified School District G.O. Capital Appreciation (AGM Insured) [6]	5.48	8/1/33	382,376
1,250,000	Healdsburg Unified School District G.O. [6]	4.60	8/1/37	770,888
250,000	Imperial Community College District G.O. Capital Appreciation (AGM Insured) [6]	6.75	8/1/40	254,308

See accompanying notes to financial statements.

18	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
1,100,000	Los Alamitos Unified School District Capital Appreciation C.O.P. [6]	5.95	8/1/34	666,699
250,000	Marina Coast Water District Rev.	5.00	6/1/20	284,680
250,000	Martinez Unified School District G.O. [6]	6.13	8/1/35	278,248
250,000	Northern Inyo Co. Local Hospital District Rev.	5.00	12/1/29	256,012
1,000,000	Oak Grove School District G.O. [6]	6.96	6/1/41	171,870
2,100,000	Pittsburg CA Unified School District Rev. Capital Appreciation (AGM GO of District Insured) [6]	7.12	9/1/29	839,286
500,000	Placentia-Yorba Linda Unified School District C.O.P. Capital Appreciation (AGM Insured) [6]	6.25	10/1/28	468,820
600,000	Redondo Beach School District G.O. [6]	6.38	8/1/34	606,198
750,000	Reef-Sunset Unified School District [6]	4.85	8/1/38	496,958
250,000	Richmond Joint Powers Fin. Auth. Rev. (Point Potrero)	6.25	7/1/24	292,458
350,000	Ripon Unified School District G.O. [6]	4.50	8/1/30	277,018
1,000,000	Robla School District G.O. (AGM Insured) [6]	6.51	8/1/36	305,870
325,000	Rocklin Unified School District G.O. Capital Appreciation (NATL-RE-FGIC Insured) [6]	1.00	8/1/21	211,357
500,000	Sacramento Co. Water Financing Auth. Rev. (NATL-RE FGIC Insured) [1]	0.76	6/1/39	444,145
1,000,000	San Bernardino City Unified School District G.O. Capital Appreciation (NATL-RE Insured) [6]	4.72	8/1/29	420,780
170,000	San Bernardino Joint Powers Financing Auth. Rev. (City Hall Proj.) (NATL-RE Insured)	5.60	1/1/15	166,896
250,000	South Bayside Waste Management Auth. Rev. (Shoreway Environmental)	6.25	9/1/29	288,002
500,000	Southern Kern Unified School District G.O. (AGM Insured) [6]	4.50	11/1/31	525,690
350,000	Southwest Community Finance Auth. Rev. (Riverside Co. Proj.) [9]	6.00	5/1/24	412,948
515,000	Sulphur Springs Union School District C.O.P. Capital Appreciation (AGM Insured) [6]	6.50	12/1/37	533,973
755,000	Sutter Union High School District G.O. Capital Appreciation [6]	7.25	8/1/33	234,835
600,000	Tracy Joint Unified School District G.O. Capital Appreciation [6]	7.30	8/1/41	327,618
500,000	Tustin Unified School District G.O. Capital Appreciation [6]	6.00	8/1/28	388,385
500,000	Val Verde Unified School District G.O. Capital Appreciation (AGM Insured) [6]	6.13	8/1/34	349,790
400,000	Walnut Public Financing Auth. Tax Allocation (AMBAC Insured)	5.38	9/1/22	400,944
300,000	West Contra Costa Healthcare District C.O.P.	6.00	7/1/32	350,556
500,000	Westminster School District G.O. [6]	5.37	8/1/24	327,415

				20,453,655

Colorado - 1.6%
250,000	CO Education & Cultural Facs. Auth. Rev. (CO Springs Charter Academy Proj.)	5.60	7/1/34	265,180
500,000	CO Education & Cultural Facs. Auth. Rev. Ref. (Vail Mountain School Proj.)	6.00	5/1/30	540,045
575,000	CO Hsg. Finance Auth. Multifamily Rev.	3.90	10/1/42	580,008
370,000	CO Hsg. Finance Auth. Single Family Mtg. Rev.	5.50	11/1/29	383,509
625,000	CO Hsg. Finance Auth. Single Family Mtg. Rev. (FHA Insured)	5.00	11/1/34	651,756
456,305	Lyons Rev. (Longmont Humane Society Proj.)	4.75	11/30/16	459,910

				2,880,408

Connecticut - 2.8%
500,000	CT Health & Educational Fac. Auth. Rev. (Stamford Hospital)	5.13	7/1/35	548,000
1,000,000	CT Hsg. Finance Auth. Rev.	4.00	11/15/34	1,027,940
210,000	CT Hsg. Finance Auth. Rev.	5.15	11/15/34	223,810
500,000	CT Hsg. Finance Auth. Rev.	3.40	11/15/42	480,710
1,000,000	CT Hsg. Finance Auth. Rev.	3.65	11/15/47	969,150
500,000	CT Hsg. Finance Auth. Rev. (GO of Auth.)	3.75	11/15/35	505,230
500,000	CT Hsg. Finance Auth. Rev. (GO of Auth.)	4.75	11/15/35	537,905
425,000	CT Hsg. Finance Auth. Rev. (GO of Auth.)	4.90	11/15/36	465,634
117,850	Hamden Facs. Rev. (Whitney Center Proj.)	6.13	1/1/14	118,011

				4,876,390

Delaware - 0.1%
310,000	Millsboro Special Obligation Rev. (Plantation Lakes Dev. District)	5.45	7/1/36	241,642

See accompanying notes to financial statements.

MARCH 31, 2013	19

SCHEDULE OF INVESTMENTS

March 31, 2013

Sit Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
Florida - 7.8%
385,000	Alachua County Health Facs. Auth. Rev. (Oak Hammock University)	8.00	10/1/32	469,461
500,000	Alachua County Health Facs. Auth. Rev. (Terraces Bonita Springs District)	7.13	11/15/16	505,060
500,000	Bay Co. Educational Facs. Rev. (Bay Haven Charter)	5.25	9/1/30	518,955
410,000	Boynton Beach Rev. (Charter Schools Boynton Beach, Inc.)	6.25	6/1/27	422,944
335,000	Capital Trust Agy. Rev. (Golf Villas, Rivermill, and Village Square Apartments Proj.) 2, [5]	4.75	6/1/13	190,900
1,000,000	Capital Trust Agy. Rev. (Golf Villas, Rivermill, and Village Square Apartments Proj.) 2, [5]	5.88	6/1/38	569,850
415,000	Collier Co. Industrial Dev. Auth. Rev. (NCH Healthcare System Proj.)	6.25	10/1/39	482,770
250,000	Colonial Country Club Community Development District	3.75	5/1/25	248,455
250,000	Double Branch Community Development District	4.00	5/1/25	246,620
250,000	Double Branch Community Development District	4.13	5/1/31	240,118
100,000	Fiddlers Creek Community Dev. District No. 2 Special Assessment Rev. 2, [5]	5.75	5/1/13	52,541
500,000	FL Governmental Utility Auth. Rev.	5.00	10/1/37	541,280
245,000	FL Hsg. Finance Corp. (GNMA/FNMA Collateralized)	5.00	7/1/26	264,081
305,000	FL Hsg. Finance Corp. (GNMA/FNMA/FHLMC Collateralized)	5.00	7/1/39	327,451
250,000	FL Mid-Bay Bridge Authority [6]	6.95	10/1/21	145,512
15,000	Forest Creek Community Dev. District Capital Improvement Special Assessment Rev. 2, [5]	7.00	11/1/13	14,898
135,000	Gramercy Farms Community Dev. District Special Assessment 2, [5]	5.10	5/1/14	1
535,000	Gramercy Farms Community Dev. District Special Assessment [6]	3.24	5/1/39	76,366
500,000	Highlands Co. Health Facs. Auth. Rev. (Adventist Health) [1]	5.00	11/15/31	537,505
500,000	Lake Ashton Community Dev. District Cap. Improvement Special Assessment Rev. 2, [5,10]	5.00	N/A	171,030
500,000	Lakewood Ranch Stewardship District Cap. Improvement Special Assesment Rev. (Lakewood Center)	7.40	5/1/30	561,685
250,000	Lexington Oaks Community Dev. District Special Assessment Rev.	5.65	5/1/33	269,992
250,000	Magnolia Creek Community Dev. District Rev. 2, [5]	5.60	5/1/14	87,528
750,000	Mediterra South Community Dev. District Special Assessment	5.10	5/1/31	770,002
500,000	Miami-Dade Co. Rev. (AGM Insured)	5.00	10/1/35	552,125
230,000	New River Community Dev. District Cap. Improvement Special Assessment Rev. 2, [5]	5.00	5/1/13	2
135,000	New River Community Dev. District Cap. Improvement Special Assessment Rev.	5.00	5/1/15	123,711
275,000	New River Community Dev. District Cap. Improvement Special Assessment Rev. [6]	1.85	5/1/18	130,586
350,000	New River Community Dev. District Cap. Improvement Special Assessment Rev. [6]	5.75	5/1/38	151,606
140,000	New River Community Dev. District Cap. Improvement Special Assessment Rev.	5.75	5/1/38	109,718
350,000	North Sumter Co. Utility Dependent District Rev.	5.00	10/1/32	359,706
750,000	Sarasota Co. Health Facs. Auth. Retirement Rev. Ref. (Village on the Isle)	5.50	1/1/27	801,270
500,000	Seminole Tribe Special Obligation Rev. [4]	5.50	10/1/24	545,945
250,000	Seven Oaks Community Dev. District Special Assessment Rev.	5.50	5/1/33	265,028
1,000,000	St. Petersburg Public Utility Rev.	4.00	10/1/42	1,001,570
600,000	Tallahassee Health Facs. Rev. (Memorial Health Care Proj.)	6.38	12/1/30	609,732
295,000	Tolomato Community Dev. District Special Assessment 2, [5]	6.38	5/1/17	143,860
110,000	Tolomato Community Dev. District Special Assessment	6.38	5/1/17	107,197
105,000	Tolomato Community Dev. District Special Assessment 2, [5]	6.38	5/1/17	1
10,000	Tolomato Community Dev. District Special Assessment 2, [5]	6.38	5/1/17	5,661
40,000	Tolomato Community Dev. District Special Assessment [6]	6.61	5/1/39	28,665
85,000	Tolomato Community Dev. District Special Assessment [6]	6.61	5/1/40	48,935
45,000	Tolomato Community Dev. District Special Assessment [6]	6.61	5/1/40	19,058
500,000	Viera East Community Dev. District Special Assessment Rev. Ref.	5.00	5/1/26	498,885
10,000	Waters Edge Community Dev. District Cap. Improvement Rev.	5.35	5/1/39	10,064
680,000	Waters Edge Community Dev. District Cap. Improvement Rev. [6]	6.60	5/1/39	319,614
50,000	West Villages Improvement District Special Assessment Rev. (Unit of Dev. No. 3) 2, [5]	5.50	5/1/37	22,377
450,000	Zephyr Ridge Community Dev. District Special Assessment Rev. 2, [5]	5.25	5/1/13	179,276

				13,749,597

Georgia - 2.9%
250,000	Atlanta Water and Wastewater Rev. (NATL-RE Insured)	5.00	11/1/39	250,748

See accompanying notes to financial statements.

20	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
1,290,000	East Point Tax Allocation	8.00	2/1/26	1,292,103
1,280,000	GA Housing & Finance Authority Rev.	3.80	12/1/37	1,275,878
1,000,000	GA Housing & Finance Authority Rev.	4.00	12/1/37	1,035,580
300,000	GA State Environmental Loan Acquisition Corp. Rev.	5.13	2/15/31	341,502
750,000	GA State Environmental Loan Acquisition Corp. Rev.	5.13	3/15/31	852,510

				5,048,321

Guam - 0.2%
420,000	Northern Mariana Islands Commonwealth G.O.	5.00	10/1/22	375,833

Hawaii - 0.2%
250,000	HI State Dept. of Budget & Fin. Rev. (Kahala Nui Proj.)	5.25	11/15/37	267,740

Idaho - 0.6%
570,000	ID Hsg. & Fin. Assoc. Nonprofit Facs. Rev. (Compass Public Charter School Proj.)	5.50	7/1/30	584,683
500,000	ID Hsg. & Fin. Assoc. Nonprofit Facs. Rev. (Idaho Arts Charter School Proj.)	5.75	12/1/32	528,840

				1,113,523

Illinois - 6.2%
500,000	Bellwood G.O.	5.88	12/1/27	488,670
375,000	Chicago Board of Education G.O.	5.50	12/1/39	424,976
1,000,000	Dekalb, Kane & Lasalle Counties Comm. College Dist. No. 523 G.O. Capital Appreciation [6]	6.58	2/1/30	426,040
250,000	Harvey Ref. & Improvement G.O.	5.50	12/1/27	245,782
265,000	IL C.O.P. (NATL-RE Insured)	5.80	7/1/17	265,411
500,000	IL Fin. Auth. Rev. (Lake Forest College)	5.75	10/1/32	545,490
300,000	IL Fin. Auth. Rev. (Lutheran Home & Services)	5.50	5/15/27	317,862
750,000	IL Fin. Auth. Rev. (Noble Network Charter Schools) (ACA Insured)	5.00	9/1/27	751,148
240,000	IL Fin. Auth. Rev. (TEMPS-50-The Admiral at the Lake Proj.)	6.00	5/15/17	240,259
375,000	IL Fin. Auth. Rev. (UNO Charter School Network)	6.88	10/1/31	429,026
1,000,000	IL Fin. Auth. Sports Facs. Rev. (North Shore Ice Arena Proj.)	6.25	12/1/38	543,780
500,000	IL Fin. Auth. Sports Facs. Rev. (United Sports Organizations of Barrington Proj.) 2, [5]	6.13	10/1/27	29,759
500,000	IL Fin. Auth. Sports Facs. Rev. (United Sports Organizations of Barrington Proj.) 2, [5]	6.25	10/1/37	29,759
250,000	IL G.O. (NATL-RE Insured)	4.75	10/1/27	250,732
380,000	IL Housing Dev. Auth. (AMBAC GO of Authority Insured)	4.50	7/1/47	382,702
500,000	IL Sports Facs. Auth. (AMBAC Insured)	5.00	6/15/32	501,300
250,000	Lake Co. Community Consolidated School District No. 50 Woodland G.O.	5.63	1/1/26	297,780
80,000	Lombard Public Facs. Corp. Rev. First Tier (Conference Center & Hotel Proj.)	6.38	1/1/15	66,211
1,000,000	Lombard Public Facs. Corp. Rev. First Tier (Conference Center & Hotel Proj.)	5.25	1/1/36	456,450
550,000	Lombard Public Facs. Corp. Rev. First Tier (Conference Center & Hotel Proj.) (ACA Insured)	5.50	1/1/25	361,960
250,000	Macon County School District No. 61 Decatur G.O. (AGM Insured)	5.25	1/1/37	279,308
1,921,000	Malta Tax Allocation Rev.	5.75	12/30/25	1,244,597
818,000	Manhattan Special Service Area Special Tax No. 07-6 (Groebe Farm-Stonegate) 2, [5]	5.75	3/1/22	163,600
310,000	Northern Illinios University Rev. (Auxiliary Facs.) (AGM Insured)	5.50	4/1/26	346,909
400,000	Southwestern IL Dev. Auth. Rev. (Village of Sauget Proj.)	5.63	11/1/26	337,848
590,000	Southwestern IL Dev. Auth. Tax Allocation Ref. (Local Govt. Program)	7.00	10/1/22	612,874
350,000	Springfield Electric Rev. (NATL-RE Insured)	5.00	3/1/35	362,201
1,000,000	Village of Bolingbrook G.O. (NATL-RE FGIC Insured) [6]	6.22	1/1/36	245,840
250,000	West Chicago Park District G.O (AGM Insured)	5.25	12/1/29	273,575

				10,921,849

Indiana - 2.9%
700,000	Carmel Multifamily Hsg. Rev. (Barrington Carmel Proj.)	6.00	11/15/22	735,994
300,000	Damon Run Conservancy Dist. G.O. (St Intercept Insured)	6.10	7/1/25	330,627
370,000	East Chicago Redev. Commission Tax Allocation (Harborside Redev. Proj.)	5.50	1/15/16	371,887

See accompanying notes to financial statements.

MARCH 31, 2013	21

SCHEDULE OF INVESTMENTS

March 31, 2013

Sit Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
100,000	Elkhart Co. Hospital Auth. Rev. (Elkhart General Hospital Proj.) (AMBAC-TCRS Insured)	5.25	8/15/28	100,159
400,000	Hammond Local Public Improvement Bond Bank	6.50	8/15/25	416,048
250,000	Hammond Local Public Improvement Bond Bank	6.50	8/15/30	259,210
300,000	IN Finance Auth. Rev. (BHI Senior Living)	5.50	11/15/26	337,800
500,000	IN Finance Auth. Rev. (Community Foundation of Northwest Indiana)	5.00	3/1/41	532,565
295,000	IN Finance Auth. Rev. (Parkview Health System)	5.75	5/1/31	338,613
350,000	IN Health & Educational Fac. Fin. Auth. Rev. (Schneck Memorial Hospital Proj.)	5.25	2/15/30	361,872
1,000,000	Mt. Vernon School Building Corp. Rev. (State Aid Withholding)	5.00	1/15/37	1,049,270
250,000	St. Joseph Co. Health Facs. Rev. (Holy Cross Village) [1]	6.25	5/15/39	259,485
340,555	St. Joseph Co. Hospital Auth. Health Facs. Rev. (Madison Center) 2, [5]	5.25	2/15/28	40,904

				5,134,434

Iowa - 0.4%
250,000	IA Student Loan Liquidity Corp. Rev.	5.80	12/1/31	271,240
225,000	Mason City Community School District Rev.	5.00	7/1/29	241,326
250,000	Waterloo Community School District Rev.	5.00	7/1/29	269,008

				781,574

Kansas - 0.3%
500,000	Wyandotte Co./Kansas City Board of Public Utility Rev. (Office Building Complex) (NATL-RE Insured)	5.00	5/1/21	501,840

Kentucky - 0.4%
200,000	KY Hsg. Corp. Rev. Ref.	4.75	7/1/35	214,050
425,000	Pikeville Hospital Rev. Ref. (Pikeville Medical Center)	6.50	3/1/41	501,283

				715,333

Louisiana - 2.2%
164,730	Denham Springs/Livingston Hsg. & Mtg. Finance Auth. Rev.	5.00	11/1/40	165,756
660,000	Jefferson Parish Finance Auth. Single Family Mtg. Rev.	5.00	6/1/38	690,188
155,000	LA Hsg. Fin. Agy. Single Family Mtg. Rev. (Home Ownership Program)	6.00	12/1/28	165,252
1,105,000	LA Hsg. Fin. Agy. Single Family Mtg. Rev. (Home Ownership Program)	5.70	12/1/38	1,176,250
385,000	LA Hsg. Fin. Agy. Single Family Mtg. Rev. (Mtg. Backed Securities Program)	4.60	6/1/29	426,699
250,000	LA Public Facs. Auth. Rev. (Belle-Chase Educational Foundation Proj.) (NATL-RE Insured)	6.50	5/1/31	290,020
725,000	LA Public Facs. Auth. Rev. (Tulane Univ. Proj.) (NATL-RE Insured) [1]	0.89	2/15/36	645,206
255,000	LA University & Agricultural & Mechanical College Rev. (Health Sciences Center Proj.) (NATL-RE Insured)	6.20	5/1/20	256,125
84,000	Lafayette Public Finance Auth. Single Family Mortgage-Backed Rev.	5.35	1/1/41	87,780

				3,903,276

Maine - 0.6%
500,000	ME Health & Higher Educational Facs. Auth. Rev. (ME General Medical Center)	7.50	7/1/32	636,555
500,000	ME Hsg. Auth. Rev.	3.60	11/15/36	494,485

				1,131,040

Maryland - 0.3%
235,000	MD Community Dev. Administration Rev.	5.13	9/1/30	263,642
450,000	Montgomery County Housing Opportunites Commission Single Family Mtg. Rev. [6]	5.62	7/1/28	192,632

				456,274

Massachusetts - 2.5%
70,000	MA Development Finance Agency Facs. Rev. 2, [5]	6.25	6/1/14	35,001
400,000	MA Education Finance Auth. Education Rev.	5.15	1/1/26	449,116
250,000	MA Housing Finance Agy. Rev.	3.50	12/1/31	254,312
400,000	MA Housing Finance Agy. Rev.	4.05	12/1/32	415,412
250,000	MA Housing Finance Agy. Rev.	4.75	6/1/35	269,458

See accompanying notes to financial statements.
22	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
1,250,000	MA Housing Finance Agy. Rev.	3.45	12/1/37	1,218,662
500,000	MA Housing Finance Agy. Rev. (FHA Insured)	5.30	12/1/38	539,840
1,250,000	MA Housing Finance Agy. Rev. (GNMA/FNMA/FHLMC Collateralized)	3.90	12/1/38	1,252,150

				4,433,951

Michigan - 1.9%
250,000	Allen Academy Rev.	5.25	6/1/17	251,002
975,000	MI Hospital Finance Auth. Rev. Ref. (Presbyterian Village)	5.25	11/15/25	986,086
250,000	MI Hsg. Dev. Auth. (GO of Authority Insured)	4.63	10/1/41	263,850
500,000	MI Public Education Facs. Auth. Ltd. Rev. Ref. (Nataki Talibah Proj.) (Q-SBLF Insured)	6.25	10/1/23	503,500
465,000	MI Public Education Facs. Auth. Rev. Ref. (Bradford Proj.) [4]	6.00	9/1/16	424,615
335,000	MI Tobacco Settlement Finance Auth. Sr. Rev.	5.13	6/1/22	312,501
300,000	Oakland County Economic Development Corp. Rev. (Roman Catholic Archdiocese Proj.)	6.50	12/1/20	319,320
250,000	Saline Economic Dev. Corp. Rev. (Evangelical Homes Proj.)	5.25	6/1/32	250,702

				3,311,576

Minnesota - 1.9%
1,948,196	Intermediate School District 287 Lease Rev.	5.30	11/1/32	2,039,060
400,000	Minneapolis Mulitfamily Hsg. Rev. (Riverside Plaza)	6.00	11/1/13	400,400
290,000	MN Hsg. Fin. Agy. Mtg. Rev. (Mtg. Backed Securities Program) (GNMA/FNMA Collateralized)	4.40	7/1/32	320,421
510,000	MN Hsg. Fin. Agy. Residential Hsg. Rev.	5.10	1/1/40	546,649

				3,306,530

Mississippi - 0.5%
500,000	D’Iberville Tax Increment Rev. (Gult Coast Promenade Proj.)	4.75	4/1/33	514,700
120,000	MS Home Corp. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	5.60	6/1/38	123,667
170,000	MS Home Corp. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	6.75	6/1/39	175,704

				814,071

Missouri - 1.5%
500,000	Chillicothe Tax Increment Rev. (South U.S. 65 Proj.)	5.63	4/1/27	461,890
480,000	Community Memorial Hospital District Rev.	6.68	12/1/34	455,770
250,000	Independence 39th St. Transportation District Rev. Ref. & Improvement	6.88	9/1/32	259,285
500,000	Kansas City Industrial Dev. Auth. Rev. (Kansas City Pkg. LLC)	5.45	9/1/23	534,235
275,000	Kirkwood Industrial Dev. Auth. Rev. (Aberdeen Heights)	8.00	5/15/21	311,008
473,793	Moberly Industrial Dev. Auth. (Annual Appropriation Proj.) 2, [5]	6.00	9/1/24	28,423
250,000	St. Louis Co. Industrial Dev. Auth. Rev. (Nazareth Living Center)	5.88	8/15/32	255,585
250,000	St. Louis Co. Industrial Dev. Auth. Rev. Ref. (Friendship Village Sunset Hills)	5.00	9/1/32	265,828

				2,572,024

Montana - 0.5%
175,000	MT Board of Housing Single Family Rev. (GO of BRD Insured)	4.70	12/1/26	187,196
656,479	MT Facs. Finance Auth. Rev. (Great Falls Pre-Release Services Proj.)	5.08	4/1/21	732,014

				919,210

Nebraska - 0.1%
410,000	Mead Village Tax Allocation Rev. (E3 Biofuels - Mead LLC Proj.) 2, [5,10]	5.13	N/A	192,532

Nevada - 1.4%
250,000	Clark Co. Economic Dev. Rev. (Alexander Dawson School Proj.)	5.38	5/15/33	251,292
750,000	Las Vegas Redev. Agy. Tax Allocation Rev.	7.50	6/15/23	855,022
380,000	NV Hsg. Dev. Single Family Mtg. Program Mezzanine (GNMA/FNMA/FHLMC Collateralized)	5.10	10/1/40	408,257
500,000	Sparks Redev. Agy. Tax Increment Rev. (Redev. Area No. 1 Proj.)	5.00	1/15/22	524,795
420,000	Sparks Redev. Agy. Tax Increment Rev. (Redev. Area No. 2 Proj.)	6.40	6/1/20	447,863

				2,487,229

See accompanying notes to financial statements.

MARCH 31, 2013	23

SCHEDULE OF INVESTMENTS

March 31, 2013

Sit Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
New Hampshire - 0.8%
890,000	Manchester Hsg. & Redev. Auth. Rev. (ACA Insured)	6.75	1/1/15	886,253
400,000	NH Health & Educ. Facs. Auth. Rev. (Wentworth Douglas Hospital)	6.00	1/1/34	455,452

				1,341,705

New Jersey - 0.9%
205,000	NJ Economic Dev. Auth. Rev. Ref. (Harrogate Inc.)	5.75	12/1/16	205,258
235,000	NJ Higher Education Assistance Auth. Student Loan Rev.	5.00	12/1/28	258,037
665,000	NJ Hsg. & Mtg. Finance Agy. Rev.	5.05	10/1/39	712,820
400,000	NJ Hsg. & Mtg. Finance Agy. Single Family Mtg. Rev.	4.50	10/1/30	433,808

				1,609,923

New Mexico - 1.5%
365,000	NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	4.80	9/1/29	397,781
325,000	NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	5.35	9/1/30	345,267
715,000	NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	5.25	9/1/34	761,797
510,000	NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	3.90	9/1/42	520,016
540,000	NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	4.13	9/1/42	561,881

				2,586,742

New York - 4.4%
250,000	Albany Capital Resource Corp. Rev. (The College of Saint Rose)	5.63	7/1/31	278,315
500,000	New York City Housing Development Corp.	4.20	5/1/37	518,615
250,000	New York City Housing Development Corp. Multifamily Mtg. Rev.	4.60	11/1/36	267,588
500,000	New York City Housing Development Corp. Rev.	3.80	11/1/37	500,370
750,000	New York City Municipal Water Finance Authority	5.00	6/15/38	853,478
500,000	NY Mortgage Agency Rev.	3.70	10/1/38	502,430
500,000	NY Mortgage Agency Rev.	4.13	10/1/40	516,755
200,000	NY Mortgage Agency Rev.	3.75	10/1/42	201,676
495,000	NY Mortgage Agency Rev.	4.75	10/1/42	522,309
210,000	NY State Dormitory Auth. Rev. (N. Y. Medical College) (NATL-RE FGIC Insured)	4.75	7/1/27	210,586
200,000	NY State Dormitory Auth. Rev. Ref. (Miriam Osborne Memorial Home)	5.00	7/1/42	213,130
590,000	NY State Housing Finance Agency Rev. (Affordable Hsg. Proj.)	3.75	11/1/37	596,797
400,000	NY State Housing Finance Agency Rev. (Affordable Hsg. Proj.)	4.88	11/1/42	433,084
880,000	NY State Housing Finance Agency Rev. (Affordable Hsg. Proj.)	3.85	11/1/44	860,746
1,000,000	NY State Housing Finance Agency Rev. (Affordable Hsg. Proj.)	4.10	5/1/48	988,400
300,000	Westchester Co. Local Dev. Corp. Rev. (Kendal on Hudson Proj.)	5.00	1/1/34	322,161

				7,786,440

North Dakota - 0.7%
910,000	North Dakota Hsg. Fin. Agy. Rev.	3.60	7/1/32	919,264
335,000	North Dakota Hsg. Fin. Agy. Rev. (GO of Agency Insured)	4.75	7/1/30	354,323

				1,273,587

Ohio - 1.9%
425,000	Buckeye Tobacco Settlement Finance Auth. Asset-Backed Sr. Rev.	5.13	6/1/24	390,770
815,000	Cleveland-Cuyahoga Co. Port Auth. Dev. Rev. (St. Clarence Proj.)	6.00	5/1/21	816,989
694,700	Cuyahoga Co. Hsg. Mtg. Sr. Rev. (R H Myers Apts. Proj.) (GNMA Collateralized)	5.70	3/20/42	758,737
550,000	Lucas Co. Hospital Rev. (Promedica Health Care Proj.)	6.50	11/15/37	685,438
500,000	Middleburg Heights Hospital Rev. (Southwest General Health Center Proj.)	5.00	8/1/47	540,250
100,000	OH Hsg. Finance Agy. Residential Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	5.45	9/1/33	103,475

				3,295,659

Oklahoma - 0.8%
400,000	Citizen Potawatomi Nation Sr. Obligation Tax Rev.	6.50	9/1/16	395,188

See accompanying notes to financial statements.

24	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
525,000	Fort Sill Apache Tribe Economic Dev. Auth. [4]	8.50	8/25/26	575,410
400,000	Oklahoma Co. Finance Auth. Rev. (Epworth Villa Proj.)	5.13	4/1/42	408,184

				1,378,782

Oregon - 0.6%
350,000	Clackamas Co. Hsg. Auth. Rev. (Easton Ridge Apts. Proj.)	3.50	9/1/33	343,469
315,000	Western Generation Agy. Rev. (Wauna Cogeneration Proj.)	5.00	1/1/21	316,002
300,000	Western Generation Agy. Rev. (Wauna Cogeneration)	5.00	1/1/21	300,366

				959,837

Pennsylvania - 3.8%
300,000	Allegheny Co. Hospital Dev. Auth. Rev. (South Hills Health)	5.13	5/1/25	300,099
235,000	Allegheny Co. Industrial Dev. Auth. Charter School Rev. (Propel Charter-McKeesport)	5.90	8/15/26	249,843
480,000	Butler Co. General Authority Rev. (School District Proj.) (AGM GO of District) [1]	0.91	10/1/34	392,050
250,000	Central Bradford Progress Auth. Rev. (Guthrie Healthcare System)	5.50	12/1/31	291,800
250,000	Erie Co. Hospital Auth. Rev. (St. Vincent Health Center Proj.)	7.00	7/1/27	275,068
600,000	Geisinger Auth. Health System Rev. (Geisinger Health System Proj.) [1]	0.97	5/1/37	507,672
250,000	Lehigh Co. General Purpose Auth. Rev. (Saint Luke’s Bethlehem) [1]	1.21	8/15/42	205,045
500,000	Luzerne Co. G.O. (FSA Insured)	7.00	11/1/26	596,775
280,000	PA Higher Educational Facs. Auth. Rev. (AICUP Financing Program)	5.38	5/1/42	294,263
500,000	PA Housing Finance Agy. Single Family Mtg. Rev.	4.85	10/1/37	536,670
300,000	PA Hsg. Finance Agy. Rev.	5.00	10/1/25	326,595
370,000	PA Hsg. Finance Agy. Rev.	3.65	10/1/37	366,444
500,000	PA Hsg. Finance Agy. Rev. (GO of Agency Insured)	4.63	10/1/29	529,130
500,000	PA Hsg. Finance Agy. Single Family Mtg. Rev.	4.75	10/1/28	546,435
195,000	PA Hsg. Finance Agy. Single Family Mtg. Rev.	4.75	10/1/39	200,676
500,000	PA Turnpike Commission Rev. Capital Appreciation [6]	5.13	12/1/35	470,145
500,000	PA Turnpike Commission Rev. Capital Appreciation (AGM Insured) [6]	6.25	6/1/33	525,415

				6,614,125

Puerto Rico - 1.7%
500,000	Puerto Rico Electric Power Auth. Rev. [1]	0.89	7/1/25	398,465
285,000	Puerto Rico Ind. Medical & Enviromental Pollution Control Facs. Fing. Auth. Rev. (American Home Proj.)[1]	5.10	12/1/18	286,131
775,000	Puerto Rico Public Improvement G.O.	5.50	7/1/39	746,806
250,000	Puerto Rico Public Improvement G.O. (AGM Insured)	5.50	7/1/27	263,540
350,000	Puerto Rico Public Improvement G.O. (AGM Insured)	5.00	7/1/35	348,576
300,000	Puerto Rico Sales Tax Financing Corp. Rev.	6.00	8/1/39	324,150
250,000	Puerto Rico Sales Tax Financing Corp. Rev.	5.25	8/1/40	262,728
500,000	Puerto Rico Sales Tax Financing Corp. Rev. [1]	1.13	8/1/57	359,935

				2,990,331

Rhode Island - 0.7%
500,000	RI Hsg. & Mortgage Finance Corp. Rev.	4.00	10/1/28	513,455
500,000	RI Hsg. & Mortgage Finance Corp. Rev.	3.45	4/1/35	490,905
250,000	RI Hsg. & Mortgage Finance Corp. Rev.	3.90	10/1/37	250,000

				1,254,360

South Carolina - 0.5%
250,000	Coastal Carolina University Rev.	3.50	6/1/40	237,430
410,000	SC Education Assistance Auth. Student Loan Rev.	5.10	10/1/29	447,634
76,190	SC Jobs Economic Dev. Auth. Health Care Facs. Rev. (Woodlands at Furman Proj.) [6]	0.40	11/15/47	76
177,778	SC Jobs Economic Dev. Auth. Health Care Facs. Rev. (Woodlands at Furman Proj.)	6.00	11/15/47	115,737

				800,877

See accompanying notes to financial statements.

MARCH 31, 2013	25

SCHEDULE OF INVESTMENTS

March 31, 2013

Sit Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
South Dakota - 0.2%
250,000	SD Health & Educational Facs. Auth. Rev.	5.00	9/1/32	263,125

Tennessee - 1.6%
250,000	Johnson City Health & Educational Facs. Board Rev. (Appalachian Christian Village)	5.00	2/15/34	256,855
495,000	Metro Govt. Nashville & Davidson Co. Health & Education Facs. Rev. (Prestige Proj.) [2,5]	7.50	12/20/40	272,171
1,850,000	Shelby Co. Health, Education & Hsg. Facs. Rev. (CME Memphis Apts. Proj.) 2, [5]	5.35	1/1/19	184,815
7,875,000	Shelby Co. Health, Education & Hsg. Facs. Rev. (CME Memphis Apts. Proj.) 2, [5]	5.55	1/1/29	786,712
1,630,000	Shelby Co. Health, Education & Hsg. Facs. Rev. (CME Memphis Apts. Proj.) 2, [5]	6.00	1/1/29	16
500,000	Tennessee Housing Dev. Agy. Rev.	3.30	1/1/31	494,015
205,000	Tennessee Housing Dev. Agy. Rev.	4.20	7/1/42	211,205
650,000	Tennessee Housing Dev. Agy. Rev.	3.80	7/1/43	643,045

				2,848,834

Texas - 6.5%
1,000,000	Arlington Higher Education Finance Corp., Education Rev. (Arlington Classics Academy)	7.00	8/15/28	1,081,100
45,000	Bexar Co. Hsg. Fin. Corp. Rev. (Dublin Kingswood & Waterford Apts.)	7.50	12/1/14	42,322
250,000	Bexar Co. Hsg. Fin. Corp. Rev. (Dymaxion & Marbach Park Apts. Proj.) (NATL-RE Insured)	6.10	8/1/30	252,468
540,000	Bexar Co. Hsg. Fin. Corp. Rev. (Honey Creek Apartments Proj.) 2, [5]	8.00	4/1/30	237,535
405,000	Bexar Co. Hsg. Fin. Corp. Rev. (Waterford Proj.)	6.50	12/1/21	394,762
1,000,000	Bexar Co. Rev. (Venue Proj.)	5.00	8/15/39	1,105,540
500,000	Brazos Co. Health Facs. Dev. Corp. Rev.	5.38	1/1/32	507,030
1,465,449	Galveston Co. Municipal Utility [10]	6.01	N/A	1,172,359
600,000	Harris Co. Cultural Education Facs. Finance Corp. Rev. (Space Center Houston Proj.) [4]	6.75	8/15/21	671,292
545,000	Harris Co. Housing Finance Corp. Rev. (FHA/VA/VEREX Mtgs.) [6]	10.34	10/15/15	409,431
240,000	Houston Hotel Occupancy Rev. Ref.	5.25	9/1/29	263,791
500,000	Houston Hotel Occupancy Rev. Ref. (Convention & Entertainment Facs.)	5.00	9/1/30	507,775
500,000	Newark Cultural Education Facs. Finance Corp. Rev. (A.W. Brown-Fellowship Leadership)	6.00	8/15/32	525,655
300,000	Red River Health Facs. Dev. Corp. Rev. (Wichita Falls Retirement Foundation)	5.50	1/1/32	309,864
240,000	Tarrant Co. Cultural Education Facs. Fin. Rev. (Air Force Village)	5.75	11/15/19	277,378
250,000	Tarrant Co. Cultural Education Facs. Fin. Rev. (Mirador Proj.)	7.75	11/15/19	289,825
250,000	Texas State Turnpike Auth. Rev. Capital Appreciation (AMBAC Insured) [6]	6.02	8/15/37	58,612
400,000	Travis Co. Health Facs. Dev. Corp. Rev. (First Mortgage - Longhorn Village Proj.)	5.50	1/1/17	400,240
500,000	Travis Co. Health Facs. Dev. Corp. Rev. (First Mortgage - Longhorn Village Proj.)	6.00	1/1/22	521,010
250,000	Travis Co. Health Facs. Dev. Corp. Rev. (Westminster Manor)	6.25	11/1/16	254,788
500,000	TX Municipal Gas Acquisition & Supply Corp. I Sr. Lien Rev. [1]	1.64	12/15/26	429,415
300,000	TX Municipal Gas Acquisition & Supply Corp. II Rev. [1]	1.06	9/15/27	256,749
750,000	TX Private Activity Surface Transportation Corp. Rev. (LBJ Infrastructure)	7.50	6/30/33	939,338
500,000	West Travis Co. Public Utility Agy. Rev.	5.00	8/15/25	507,650

				11,415,929

Utah - 1.8%
500,000	Salt Lake Co. Hsg Auth. Rev. (Liberty Village Apts Proj.) (FHLMC Collateralized)	3.38	8/1/28	503,535
332,000	UT Assoc. Municipal Power System Rev.	4.75	5/1/22	332,046
857,000	UT Assoc. Municipal Power System Rev.	5.00	5/1/27	857,197
285,000	UT Hsg. Corp. Single Family Mtg. Rev.	5.75	1/1/33	323,250
500,000	UT Hsg. Corp. Single Family Mtg. Rev.	4.60	7/1/34	538,615
500,000	UT Hsg. Corp. Single Family Mtg. Rev. (State Street Plaza Proj.) (FHLMC Collateralized)	4.10	7/1/30	531,665

				3,086,308

Virginia - 1.7%
500,000	Farms New Kent Community Dev. Auth. Special Assessment	5.13	3/1/36	294,355
275,000	Loudoun Co. Industrial Dev. Auth. Rev. (Falcons Landing)	6.00	8/1/28	294,088
750,000	VA Hsg. Dev. Auth. Rev. (Commonwealth Mtg.)	3.88	1/1/38	750,000

See accompanying notes to financial statements.

26	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)/ Quantity	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
230,000	VA Hsg. Dev. Auth. Rev. (GO of Authority Insured)	6.25	7/1/31	262,554
375,000	VA Hsg. Dev. Auth. Rev. (GO of Authority Insured)	3.75	3/1/34	376,526
250,000	VA Hsg. Dev. Auth. Rev. (Rental Hsg. Proj.)	4.60	12/1/38	267,072
250,000	VA Hsg. Dev. Auth. Rev. (Rental Hsg. Proj.)	4.80	10/1/39	265,800
500,000	VA Hsg. Dev. Auth. Rev. (Rental Hsg. Proj.)	5.00	12/1/39	539,000

				3,049,395

Washington - 2.1%
485,000	Grant Co. Public Hospital District No. 1	5.25	9/1/13	486,266
390,000	Kalispel Tribe Indians Priority District Rev.	6.20	1/1/16	387,465
200,000	WA Hsg. Fin. Commission Multi Family Mtg. Rev. (Emerald Heights Proj.)	5.00	7/1/33	220,756
500,000	WA Hsg. Fin. Commission Multi Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	3.50	12/1/33	496,340
300,000	WA Hsg. Fin. Commission Multi Family Mtg. Rev. (Non-profit Hsg.)	5.00	10/1/17	300,597
400,000	WA Hsg. Fin. Commission Multi Family Mtg. Rev. (Non-profit Hsg.)	6.00	10/1/22	406,072
600,000	WA Hsg. Fin. Commission Multi Family Mtg. Rev. (Quilceda Creeks Apt. Proj.) (FREDDIE MAC Insured)	3.50	7/1/30	609,486
420,000	WA Hsg. Fin. Commission Multi Family Mtg. Rev. (Skyline at First Hill Proj.)	5.25	1/1/17	428,568
300,000	WA Hsg. Fin. Commission Single Family Mtg. Rev. (GNMA/FNMA Collateralized)	4.60	10/1/33	326,370

				3,661,920

Wisconsin - 1.9%
250,000	WI General Fund Rev. Appropriation Rev.	6.00	5/1/27	306,918
250,000	WI Health & Education Facs. Auth. Rev. (Aurora Health Care Proj.)	6.40	4/15/33	250,600
500,000	WI Health & Education Facs. Auth. Rev. (Beaver Dam Community Hospital, Inc.)	6.75	8/15/34	511,695
200,000	WI Public Finance Auth. Rev. (Glenridge Palmer Ranch Proj.)	7.00	6/1/20	229,298
500,000	WI Public Finance Auth. Rev. (Glenridge Palmer Ranch Proj.)	8.25	6/1/46	599,590
340,000	WI Public Finance Auth. Rev. (Horizon Academy West Charter School)	5.25	9/1/22	341,493
250,000	WI Public Finance Auth. Rev. (Roseman University Health Sciences)	5.00	4/1/22	257,678
500,000	WI Public Finance Auth. Rev. (Roseman University Health Sciences)	5.50	4/1/32	514,665
350,000	Wisconsin Health & Educational Facs. Auth. Rev. (Upland Hills Health Inc.)	5.00	5/15/36	357,808

				3,369,745

Wyoming - 1.2%
650,000	WY Community Dev. Auth. Rev.	3.75	12/1/32	651,547
1,000,000	WY Community Dev. Auth. Rev.	4.25	12/1/37	1,026,990
500,000	WY Community Dev. Auth. Rev.	4.05	12/1/38	500,615

				2,179,152

Total Municipal Bonds (cost: $173,140,147)				160,618,357

Closed-End Mutual Funds - 5.8%
45,400	BlackRock Long-Term Municipal Advantage Trust (BTA)			557,512
13,800	BlackRock MuniHoldings Florida Insured Fund (MFL)			214,452
47,500	BlackRock MuniYield Florida Fund (MYF)			780,425
70,100	BlackRock MuniYield Insured Fund (MYI)			1,069,726
8,491	BlackRock MuniYield Michigan Insured Fund (MIY)			129,912
23,000	BlackRock MuniYield Michigan Insured Fund II (MYM)			323,610
208,600	DWS Municipal Income Trust (KTF)			3,064,334
31,200	Invesco PA Value Muni Income Trust (VPV)			462,384
8,250	Invesco Quality Municipal Income Trust (IQI)			109,883
35,700	Invesco Van Kampen Advantage Muni Income Trust (VKI)			455,532
32,389	Invesco Van Kampen Trust for Investment Grade Municipals (VGM)			481,624
25,923	Managed Duration Investment Grade (MZF)			408,806
4,825	Nuveen Michigan Quality Income Municipal Fund (NUM)			73,101

See accompanying notes to financial statements.

MARCH 31, 2013	27

SCHEDULE OF INVESTMENTS

March 31, 2013

Sit Tax-Free Income Fund (Continued)

Quantity	Name of Issuer	Fair Value($)
21,500	Nuveen Premier Municipal Income Fund (NPF)	317,555
114,332	Nuveen Premium Income Fund (NPM)	1,712,693

Total Closed-End Mutual Funds (cost: $8,580,439)		10,161,549

Short-Term Securities - 2.0%
3,508,865	Dreyfus Tax-Exempt Cash Management Fund, 0.004%
Total Short-Term Securities (cost: $3,508,865)		3,508,865

Total Investments in Securities - 99.3% (cost: $185,229,451)		174,288,771
Other Assets and Liabilities, net - 0.7%		1,191,598

Total Net Assets - 100.0%		$175,480,369

[1]	Variable rate security. Rate disclosed is as of March 31, 2013.
[2]	Securities considered illiquid by the Investment Adviser. The total value of such securities as of March 31, 2013 was $3,558,207 and represented 2.0% of net assets.
[4]

144A Restricted Security. The total value of such securities as of March 31, 2013 was $2,705,827 and represented 1.5% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[5]	The issuer is in default of certain debt covenants. Income is not being accrued. The total value of such securities as of March 31, 2013 was $3,558,207 and represented 2.0% of net assets.
[6]

Zero coupon or convertible capital appreciation bond, for which the rate disclosed is either the effective yield on purchase date or the coupon rate to be paid upon conversion to coupon paying, respectively.

[9]

Municipal Lease Security. The total value of such securities as of March 31, 2013 was $710,420 and represented 0.4% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[10]	Securities with a “N/A” maturity date have passed their stated maturity date and have pending restructuring arrangements.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of March 31, 2013 is as follows (See Note 2 - Significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Short-Term Securities	3,508,865	—	—	3,508,865
Closed-End Mutual Funds	10,161,549	—	—	10,161,549
Municipal Bonds	—	160,618,357	—	160,618,357
Total:	13,670,414	160,618,357	—	174,288,771

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.

28	SIT MUTUAL FUNDS ANNUAL REPORT

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MARCH 31, 2013	29

Sit Minnesota Tax-Free Income Fund

OBJECTIVE & STRATEGY

The investment objective of the Minnesota Tax-Free Income Fund is to provide a high level of current income exempt from federal regular income tax and Minnesota regular personal income tax as is consistent with the preservation of capital.

During normal market conditions, the Fund invests 100% of its net assets in municipal securities that generate interest income that is exempt from federal regular income tax and Minnesota regular personal income tax. The Fund anticipates that substantially all of its distributions to its shareholders will be exempt as such. For investors subject to the alternative minimum tax (“AMT”), up to 20% of the Fund’s income may be alternative minimum taxable income.

The Sit Minnesota Tax-Free Income Fund provided a total return of +5.61% during the fiscal year ended March 31, 2013, compared with a total return of +3.22% for the Barclay’s 5-Year Municipal Bond Index.As of March 31, 2013, the Fund’s 30-day SEC yield was 3.39% and its 12-month distribution rate was 3.30%.

All but the very shortest of tax-exempt municipal bonds ultimately ended the fiscal year lower in yield. The curve also continued to flatten as yields on the long end declined more than shorter and intermediate yields. In the back half of the 2012 calendar year, tax-exempt yields reached record low levels before rising in December. In January, yields declined before rising again through February and March, ending the quarter slightly higher. In addition, credit spreads between high-grade municipal bonds and lower investment grade credits also experienced steady narrowing during the fiscal year.

Minnesota continues to enjoy a better fiscal and economic situation than much of the country. Because of the more solid footing and generally higher credit ratings, Minnesota municipal bonds have historically been less volatile compared to larger issuance states like California and Illinois. The lack of volatility in prior periods actually led to an underperformance of 81 basis points during the current fiscal year when comparing Minnesota to other states.

The Fund’s outperformance over the fiscal year was due to the portfolio’s duration, overall credit mix and sector exposure. The Fund benefitted from having a longer duration relative to its benchmark. The Fund has also continued to benefit from exposure to A and BBB rated bonds, which outperformed as credit spreads narrowed. Sector exposures also contributed to the Fund’s overall performance and security selection within the portfolio led to outperformance in every major sector held. Health care, housing and education, which in aggregate comprised just under 60% of the Fund at year end, all had strong outperformance. General Obligation bonds, which are underweighted in the Fund at less than 3% of holdings, underperformed within the benchmark and the Fund during the fiscal year.

The Fund continues to maintain its duration longer than its benchmark with a significant weighting in intermediate and longer-term bonds. The Fund slightly shortened its duration over the year and plans to continue to do so. Credit spreads, though narrower, still offer some opportunities based on a historical comparisons.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Barclays 5-Year Municipal Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The Barclays 5-Year Municipal Bond Index is the 5 year (4-6) component of the Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index. This is the Fund’s primary index.

We also believe there continue to be solid prospects for finding attractive yields amongst A and BBB rated investment grade credits, while good purchases of carefully selected non-rated bonds can also be made. Even after an extended period of strong returns and the low level of absolute yields at present, we believe the Fund’s duration, credit quality and industry weightings have it well positioned to provide attractive relative yield in the current economic and interest rate environment. As always, our strategy continues to emphasize income, which we believe is the primary driver of return over the long run. Diversification remains a key factor in managing risk.

Michael C. Brilley

Debra A. Sit, CFA

Paul J. Jungquist, CFA

Senior Portfolio Managers

30	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of March 31, 2013

	Sit Minnesota Tax-Free Income Fund	Barclays 5-Year Muni. Bond Index[1]	Lipper MN Muni. Bond Fund Index[2]
One Year	5.61%	3.22%	4.92%
Five Years	6.15	5.05	5.74
Ten Years	4.76	4.23	4.53
Since Inception (12/1/93)	5.14	4.91	4.87

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The Barclays 5-Year Municipal Bond Index is the 5 year (4-6) component of the Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index made for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

2 The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

FUND DIVERSIFICATION

Multifamily Mortgage	17.8%
Hospital/Health Care	17.1%
Single Family Mortgage	13.4%
Education/Student Loan	11.2%
Other Revenue	8.4%
Utility	5.0%
Sectors less than 5.0%	16.3%
Cash & Other Net Assets	10.8%

Based on total net assets as of March 31, 2013. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 3/31/13:	$ 10.62 Per Share
Net Asset Value 3/31/12:	$ 10.42 Per Share
Total Net Assets:	$ 416.1 Million
30-day SEC Yield [3]:	3.39%
Tax Equivalent Yield [4]:	6.50%
12-month Distribution Rate [3]:	3.30%
Average Maturity:	14.5 Years
Effective Duration [5]:	4.1 Years

3 The SEC Yield reflects the rate at which the Fund is earning income on its current portfolio of securities, while the distribution rate reflects the Fund’s past dividends paid to shareholders based on the net investment income distributed and the average NAV during the past 12 months. Accordingly, the Fund’s SEC yield and distribution rate may differ.

4 The tax-equivalent yield is based on an assumed federal tax rate of 43.4% and a Minnesota tax rate of 7.85%, for an effective combined tax rate of 47.8%.

5 Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the fair value of a security with an effective duration of 5 years would decrease by 5%, with all other factors being constant. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. Duration estimates are based on assumptions by the Adviser and are subject to a number of limitations. Effective duration is calculated based on historical price changes of securities held by the Fund, and therefore is a more accurate estimate of price sensitivity provided interest rates remain within their historical range.

QUALITY RATINGS (% of Total Net Assets)

Lower of Moody’s, S&P, Fitch or Duff & Phelps ratings used.

Adviser’s Assessment of Non-Rated Securities:

AAA	0.0%
AA	1.7
A	1.8
BBB	10.0
BB	17.5
<BB	0.2

Total	31.2%

MARCH 31, 2013	31

SCHEDULE OF INVESTMENTS

March 31, 2013

Sit Minnesota Tax-Free Income Fund

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
Municipal Bonds - 87.9%
Education/Student Loan - 11.2%
295,000	Anoka Co. Charter School Lease Rev.	5.00	6/1/27	310,204
275,000	Anoka Co. Charter School Lease Rev.	5.00	6/1/32	284,138
1,035,000	Anoka Co. Charter School Lease Rev.	5.00	6/1/43	1,046,313
1,070,000	Brooklyn Park Lease Rev. (Prairie Seeds Academy Proj.)	8.00	3/1/20	1,188,930
2,500,000	Duluth Hsg. & Redev. Auth. Lease Rev. (Public Schools Academy)	5.00	11/1/21	2,620,475
6,526,458	Intermediate School District 287 Lease Rev.	5.30	11/1/32	6,830,852
420,000	Minneapolis Educational Fac. Lease Rev. (Seed/Harvest Preparatory Proj.) (LOC-U.S. Bank)	5.13	1/1/16	343,354
875,000	Minneapolis Educational Fac. Lease Rev. (Seed/Harvest Preparatory Proj.) (LOC-U.S. Bank)	6.25	1/1/21	662,471
910,000	MN Higher Education Fac. Auth. Rev. (Bethel Univ.)	5.50	5/1/14	930,275
600,000	MN Higher Education Fac. Auth. Rev. (Bethel Univ.)	5.50	5/1/22	636,894
160,000	MN Higher Education Fac. Auth. Rev. (Bethel Univ.)	5.50	5/1/23	169,341
1,000,000	MN Higher Education Fac. Auth. Rev. (Bethel Univ.)	5.50	5/1/37	1,043,400
1,482,049	MN Higher Education Fac. Auth. Rev. (College of St. Benedict)	4.49	10/1/16	1,513,290
250,000	MN Higher Education Fac. Auth. Rev. (College of St. Benedict)	5.13	3/1/36	264,378
400,000	MN Higher Education Fac. Auth. Rev. (College of St. Scholastica Inc.)	4.00	12/1/32	407,060
750,000	MN Higher Education Fac. Auth. Rev. (Hamline Univ.)	6.00	10/1/32	882,712
1,000,000	MN Higher Education Fac. Auth. Rev. (Hamline Univ.)	6.00	10/1/40	1,150,810
1,000,000	MN Higher Education Fac. Auth. Rev. (Macalester College)	3.00	5/1/32	974,930
500,000	MN Higher Education Fac. Auth. Rev. (Macalester College)	3.25	5/1/36	483,075
310,000	MN Higher Education Fac. Auth. Rev. (Macalester College)	4.00	5/1/43	320,391
750,000	MN Higher Education Fac. Auth. Rev. (Macalester College-Seven-I)	5.00	6/1/35	852,375
435,000	MN Higher Education Fac. Auth. Rev. (St. Catherine Univ.)	5.00	10/1/32	484,038
1,400,000	MN Higher Education Fac. Auth. Rev. (St. Scholastica College)	5.00	12/1/27	1,489,768
1,800,000	MN Higher Education Fac. Auth. Rev. (St. Scholastica College)	6.30	12/1/40	2,053,890
500,000	MN Higher Education Fac. Auth. Rev. (St. Scholastica College-H)	5.25	12/1/35	544,205
565,000	MN Higher Education Fac. Auth. Rev. (Univ. of St. Thomas)	4.00	4/1/27	615,833
1,250,000	MN Higher Education Fac. Auth. Rev. (Univ. of St. Thomas)	6.00	10/1/25	1,413,412
93,008	MN Higher Education Fac. Auth. Rev. Lease Rev. (Concordia Univ.)	5.25	4/25/14	94,340
2,500,000	MN Office of Higher Education Rev. (Suppl. Student Loan Prog.)	5.00	11/1/29	2,772,650
697,565	Olmsted Co. Hsg. & Redev. Auth. (Schaeffer Academy Proj.)	4.98	4/25/27	639,360
440,000	Pine City Lease Rev. (Lakes International Language Academy Proj.)	5.75	5/1/16	454,159
830,000	Pine City Lease Rev. (Lakes International Language Academy Proj.)	6.00	5/1/26	848,218
110,000	Ramsey Lease Rev. (Pact Charter School Proj.)	5.65	12/1/13	110,979
1,650,000	Ramsey Lease Rev. (Pact Charter School Proj.)	6.50	12/1/22	1,710,819
1,150,000	St. Paul Hsg. & Redev. Auth. (St. Paul Conservatory for Performing Artists)	4.63	3/1/43	1,128,932
1,500,000	St. Paul Hsg. & Redev. Auth. Lease Rev. (Community of Peace Academy Proj.)	5.00	12/1/18	1,544,910
600,000	St. Paul Hsg. & Redev. Auth. Lease Rev. (Hmong Academy Proj.)	5.50	9/1/18	621,462
295,000	St. Paul Hsg. & Redev. Auth. Lease Rev. (Hmong College Preparatory Academy)	4.75	9/1/22	298,794
500,000	St. Paul Hsg. & Redev. Auth. Lease Rev. (Hmong College Preparatory Academy)	5.00	9/1/27	504,095
1,000,000	St. Paul Hsg. & Redev. Auth. Lease Rev. (Hmong College Preparatory Academy)	5.25	9/1/32	1,011,820
600,000	St. Paul Hsg. & Redev. Auth. Lease Rev. (Nova Classical Academy Proj.)	5.70	9/1/21	654,396
500,000	St. Paul Hsg. & Redev. Auth. Rev. Ref. (St. Paul Academy & Summit School)	5.00	10/1/24	545,220
200,000	St. Paul Hsg. & Redev. Auth. Rev. Ref. (St. Paul Conservatory for Performing Artists)	3.20	3/1/20	199,750
1,000,000	University of Minnesota College and Univ. Rev.	4.00	2/1/24	1,153,320
1,610,000	Victoria Private School Fac. Rev. (Holy Family Catholic High)	4.00	9/1/23	1,623,830
215,000	Woodbury Charter School Lease Rev. (MSA Building)	5.00	12/1/27	226,432
225,000	Woodbury Charter School Lease Rev. (MSA Building)	5.00	12/1/32	232,643

See accompanying notes to financial statements.

32	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
885,000	Woodbury Charter School Lease Rev. (MSA Building)	5.00	12/1/43	894,416

				46,787,359

General Obligation - 2.4%
1,000,000	Bemidji Sales Tax G.O.	5.00	2/1/34	1,145,560
1,350,000	Bemidji Sales Tax G.O.	6.00	2/1/41	1,644,772
150,000	Buffalo Capital Appreciation Water & Sewer G.O. [6]	5.05	10/1/28	68,388
650,000	Dakota Co. Community Dev. Agy. Sr. Hsg. Facs. G.O.	5.00	1/1/26	733,161
490,000	Northern Mariana Islands Commonwealth G.O. [11]	5.00	10/1/22	438,472
1,000,000	Puerto Rico Public Improvement G.O. [11]	5.50	7/1/39	963,620
1,000,000	Puerto Rico Public Improvement G.O. [11]	5.75	7/1/36	1,007,080
1,000,000	Puerto Rico Public Improvement G.O. [11]	6.00	7/1/28	1,035,410
1,500,000	Puerto Rico Public Improvement G.O. [11]	6.50	7/1/40	1,611,705
480,000	Watkins G.O.	4.00	1/1/34	487,085
735,000	Watkins G.O.	4.00	1/1/38	741,909

				9,877,162

Hospital/Health Care - 17.1%
4,025,000	Breckenridge Rev. (Catholic Health Initiatives Proj.)	5.00	5/1/30	4,180,928
400,000	Carlton Health Care & Hsg. Fac. Rev. Ref. (Faith Care Center Proj.)	5.20	4/1/16	413,272
365,000	Cold Spring Health Care Facs. Rev. (Assumption Home, Inc. Proj.)	7.25	3/1/23	398,332
1,000,000	Cuyuna Range Hosp. Dist. Health Facs. Rev.	5.20	6/1/25	1,012,340
390,000	Detroit Lakes Hsg. & Health Facs. Rev. Ref. (CDL Homes Proj.) [1]	2.14	8/1/34	390,905
1,500,000	Detroit Lakes Hsg. Rev. Ref. (Mankato Lutheran Proj.) [1]	2.39	8/1/34	1,497,225
1,550,000	Douglas Co. Gross Health Care Facs. Rev. (Douglas Co. Hospital Proj.)	6.00	7/1/28	1,703,295
2,000,000	Duluth Economic Dev. Auth. Rev. (St. Lukes Hospital Oblig. Group)	4.75	6/15/22	2,061,600
1,600,000	Duluth Economic Dev. Auth. Rev. (St. Lukes Hospital Oblig. Group)	5.75	6/15/32	1,703,408
2,500,000	Duluth Economic Dev. Auth. Rev. (St. Lukes Hospital Oblig. Group)	6.00	6/15/39	2,690,200
80,000	Elk River Rev. (Care Choice Member Proj.)	5.60	8/1/13	80,040
820,000	Glencoe Health Care Fac. Rev. (Glencoe Regional Health Services Proj.)	4.00	4/1/23	867,888
200,000	Glencoe Health Care Fac. Rev. (Glencoe Regional Health Services Proj.)	4.00	4/1/26	207,200
375,000	Glencoe Health Care Fac. Rev. (Glencoe Regional Health Services Proj.)	4.00	4/1/27	384,855
1,400,000	Glencoe Health Care Fac. Rev. (Glencoe Regional Health Services Proj.)	4.00	4/1/31	1,414,784
1,925,000	Glencoe Health Care Fac. Rev. (Glencoe Regional Health Services Proj.)	5.00	4/1/25	1,945,001
970,000	Hastings Health Care Fac. Rev. (Regina Medical Center) (ACA Insured)	5.25	9/15/18	971,804
755,000	Hastings Health Care Fac. Rev. (Regina Medical Center) (ACA Insured)	5.30	9/15/28	755,498
780,000	Maple Grove Health Care Fac. Rev. (North Memorial Health Care Proj.)	5.00	9/1/29	794,758
1,200,000	Maple Grove Health Care System Rev. (Maple Grove Hospital Corp.)	5.25	5/1/25	1,270,596
1,500,000	Maple Grove Health Care System Rev. (Maple Grove Hospital Corp.)	5.25	5/1/28	1,576,425
600,000	Minneapolis & St. Paul Hsg. & Redev. Auth. Rev. (Health Partners)	5.88	12/1/29	619,338
255,000	Minneapolis Health Care Fac. Rev. (Augustana Chapel View Homes Proj.)	5.00	6/1/15	255,247
270,000	Minneapolis Health Care Fac. Rev. (Augustana Chapel View Homes Proj.)	5.10	6/1/16	270,256
1,470,000	Minneapolis Health Care Fac. Rev. (Jones-Harrison Residence Proj.)	5.40	10/1/25	1,485,406
675,000	Minneapolis Hsg. & Health Care Facs. Rev. Ref. (Providence Proj.)	5.50	10/1/14	697,478
225,000	Minneapolis Hsg. Fac. Rev. (Augustana Chapel View Homes Proj.)	5.50	6/1/27	224,998
105,000	Minneapolis Pooled Rev. (Care Choice Member Proj.)	5.75	4/1/19	105,043
2,705,000	Minneapolis Rev. Ref. (Walker Campus)	4.50	11/15/20	2,800,270
1,100,000	Minneapolis Rev. Ref. (Walker Campus)	5.00	11/15/24	1,151,304
10,000	MN Agricultural & Economic Dev. Board Rev. (Fairview Health Care System Proj.)	6.38	11/15/22	10,043
130,000	MN Agricultural & Economic Dev. Board Rev. (Fairview Health Care System Proj.)	6.38	11/15/29	130,516
550,000	Moorhead Economic Dev. Auth. Rev.	4.60	9/1/25	549,620
1,300,000	New Hope Health Care Facs. Rev. (MN Masonic Home North Ridge Proj.)	5.88	3/1/29	1,300,663
1,175,000	New Hope Health Care Facs. Rev. (MN Masonic Home North Ridge Proj.)	5.90	3/1/19	1,176,375

See accompanying notes to financial statements

MARCH 31, 2013	33

SCHEDULE OF INVESTMENTS

March 31, 2013

Sit Minnesota Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
575,000	Owatonna Senior Hsg. Rev. (Sr. Living Proj.)	5.80	10/1/29	609,615
1,500,000	Rochester Health Care Facs. Rev. (Olmsted Medical Center Proj.)	5.88	7/1/30	1,638,030
1,000,000	Sauk Rapids Health Care & Hsg. Facs. Rev. (Good Shepherd Lutheran Home Proj.)	6.75	1/1/24	1,071,340
1,000,000	Sauk Rapids Health Care & Hsg. Facs. Rev. (Good Shepherd Lutheran Home Proj.)	7.25	1/1/29	1,064,080
3,475,000	Shakopee Health Care Facs. Rev. (St. Francis Regional Medical Center Proj.)	5.25	9/1/34	3,525,318
1,000,000	St. Cloud Health Care Rev. (CentraCare Health System Proj.) (Assured Guaranty)	5.50	5/1/39	1,097,730
4,200,000	St. Cloud Health Care Rev. (CentraCare Health System)	5.00	5/1/25	4,472,286
2,000,000	St. Louis Park Health Care Facs. Rev. (Park Nicollet Health Proj.)	5.50	7/1/29	2,226,520
350,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Gillette Childrens Specialty Proj.)	5.00	2/1/20	360,234
500,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Gillette Childrens Specialty Proj.)	5.00	2/1/21	513,895
4,200,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (HealthPartners Oblig. Group Proj.)	5.25	5/15/36	4,385,682
700,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Regions Hospital Proj.)	5.20	5/15/13	702,604
2,120,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Regions Hospital Proj.)	5.25	5/15/18	2,125,597
525,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Senior Episcopal Homes Proj.)	4.25	11/1/25	520,684
750,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Senior Episcopal Homes Proj.)	4.75	11/1/31	753,292
2,363,917	St. Paul Hsg. & Redev. Auth. Rev. (Nursing Home NTS-Episcopal)	5.63	10/1/33	2,431,643
50,000	St. Paul Hsg. & Redev. Auth. Rev. (Regions Hospital Proj.)	5.30	5/15/28	50,056
2,500,000	Stillwater Health Care Rev. (Health System Obligation Proj.)	5.00	6/1/25	2,576,800
525,000	West St. Paul Health Care (Walker Thompson Hill)	6.75	9/1/31	573,426
500,000	Winona Health Care Facs. Rev. (Winona Health Obligation)	5.00	7/1/34	522,315
1,300,000	Winsted Health Care Rev. (St. Mary’s Care Center Proj.)	6.00	9/1/25	1,366,755
1,250,000	Winsted Health Care Rev. (St. Mary’s Care Center Proj.)	6.50	9/1/34	1,312,938

				70,997,751

Industrial/Pollution Control - 1.2%
2,250,000	Moorhead Rev. (Amer. Crystal Sugar Co. Recovery Zone Fac.)	5.65	6/1/27	2,515,118
100,000	Seaway Port Auth. (Duluth Cargill Incorporate Proj.)	4.20	5/1/13	100,321
1,420,000	St. Paul Port Auth. Solid Waste Disposal Rev. (Ecullet Proj.)	6.25	11/1/15	1,493,201
1,000,000	St. Paul Port Auth. Solid Waste Disposal Rev. (Gerdau St. Paul Steel Mill Proj.) [8]	4.50	10/1/37	1,005,770

				5,114,410

Insured - 2.0%
500,000	Guam Power Auth. Rev. (AGM Insured) [11]	5.00	10/1/30	566,705
500,000	Minneapolis & St. Paul Hsg. & Redev. Rev. (Children’s Hospital) (AGM Insured)	5.00	8/15/34	543,310
1,025,000	Minneapolis Health Care Facs. Rev. (Fairview Health Svcs.) (Assured Guaranty)	6.50	11/15/38	1,251,894
415,000	MN Governmental Agy. Fin. Group (Flex Terminal Prog.) (AGC Insured)	4.00	3/1/21	428,143
350,000	MN Governmental Agy. Fin. Group (Flex Terminal Prog.) (AGC Insured)	4.00	3/1/22	360,213
260,000	MN Governmental Agy. Fin. Group (Flex Terminal Prog.) (AGC Insured)	4.25	3/1/23	275,756
600,000	Puerto Rico Public Improvement G.O. (AGM Insured) [11]	5.13	7/1/30	600,084
1,000,000	Puerto Rico Public Improvement G.O. (AGM Insured) [11]	5.25	7/1/20	1,109,570
1,000,000	Puerto Rico Public Improvement G.O. (Assured Guaranty) 1, [11]	3.18	7/1/20	1,013,610
1,800,000	St. Paul Hsg. & Redev. Sales Tax Rev. Ref. (Civic Center) (AGM Insured)	7.10	11/1/23	2,105,838

				8,255,123

Multifamily Mortgage - 17.8%
785,000	Anoka Co. Hsg. & Redev. Rev. (Recovery Zone Fac.-Park River Estates)	6.50	11/1/25	837,948
250,000	Bloomington Hsg. Rev. Sr. (Gideon Pond Commons LLC)	5.25	6/1/21	265,422
300,000	Bloomington Hsg. Rev. Sr. (Gideon Pond Commons LLC)	5.25	12/1/21	317,784
375,000	Bloomington Hsg. Rev. Sr. (Gideon Pond Commons LLC)	5.38	6/1/22	399,465
385,000	Bloomington Hsg. Rev. Sr. (Gideon Pond Commons LLC)	5.38	12/1/22	409,186
1,000,000	Bloomington Hsg. Rev. Sr. (Gideon Pond Commons LLC)	6.00	12/1/30	1,067,740
80,000	Cambridge Hsg. & Health Care Facs. Rev. (Grandview West Proj.)	5.50	10/1/13	80,158
500,000	Cambridge Hsg. & Health Care Facs. Rev. (Grandview West Proj.)	5.80	10/1/18	500,665
1,000,000	Cambridge Hsg. & Health Care Facs. Rev. (Grandview West Proj.)	6.00	10/1/28	1,000,800

See accompanying notes to financial statements.

34	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
940,000	Champlin Multifamily Hsg. Rev. (Champlin Drive Apts.)	6.00	1/1/27	1,002,811
165,000	Chaska Multifamily Hsg. Rev. (West Suburban Hsg. Partners Proj.) [8]	5.38	9/1/14	164,490
500,000	Cloquet Hsg. Fac. Rev. Ref. (HADC Cloquet LLC Proj.)	5.50	8/1/25	500,750
250,000	Columbia Heights Multifamily & Health Care Fac. Rev. (Crest View Corp Proj.)	5.30	7/1/17	239,595
2,700,000	Coon Rapids Multifamily Hsg. Rev. (Miss View Apartments Proj.) (GNMA Collateralized) [8]	4.95	10/20/41	2,739,393
1,200,000	Coon Rapids Multifamily Hsg. Rev. Ref. (Margaret Place Apartments)	6.50	5/1/25	1,200,720
2,490,000	Cottage Grove Sr. Hsg. Rev. (PHS, Inc. Proj.)	5.00	12/1/31	2,507,505
2,305,000	Cottage Grove Sr. Hsg. Rev. (PHS, Inc. Proj.)	6.00	12/1/46	2,342,341
165,000	Eveleth Multifamily Hsg. Rev. Sr. (Manor House Woodland Proj.)	5.15	10/1/13	164,511
1,660,000	Grand Rapids Hsg. & Redev. Auth. (Lakeshore Place & Forest Park West Apartments Proj.)	5.30	10/1/29	1,660,548
250,000	Inver Grove Heights Nursing Home Rev. Ref. (Presbyterian Homes)	5.38	10/1/26	253,245
245,000	Inver Grove Heights Nursing Home Rev. Ref. (Presbyterian Homes)	5.50	10/1/33	247,768
1,380,000	Maplewood Multifamily Hsg. Rev. (Park Edge Apartments Proj.) [8]	6.50	5/1/29	1,380,428
2,765,000	Minneapolis & St. Paul Hsg. & Redev. Auth. Multifamily Hsg. Rev. (GNMA Collateralized) [8]	4.75	1/20/42	2,801,222
680,000	Minneapolis Hsg. Rev. (Keeler Apartments Proj.)	5.00	10/1/37	671,480
4,300,000	Minneapolis Mulitfamily Hsg. Rev. (Riverside Plaza)	6.00	11/1/13	4,304,300
595,000	Minneapolis Multifamily Hsg. Rev. (Blaisdell Apartments Proj.) [8]	5.10	4/1/17	590,538
290,000	Minneapolis Multifamily Hsg. Rev. (Garr Scott Loft Proj.) (LOC U.S. Bank) 1, [8]	5.95	5/1/30	290,925
75,000	Minnetonka Multifamily Hsg. Rev. Ref. (Archer Heights Apartments Proj.) (GNMA Collateralized) [8]	5.10	7/20/13	75,224
975,000	Minnetonka Multifamily Hsg. Rev. Ref. (Archer Heights Apartments Proj.) (GNMA Collateralized) [8]	5.20	1/20/18	977,174
1,750,000	MN Hsg. Fin. Agy. Rental Hsg. [8]	5.10	8/1/47	1,787,380
85,000	MN Hsg. Fin. Agy. Rental Hsg. (GO of AGY. Insured) [8]	4.88	8/1/24	85,390
250,000	MN Hsg. Fin. Agy. Rental Hsg. (GO of AGY. Insured)	5.05	8/1/31	277,620
2,560,000	MN Hsg. Fin. Agy. Rental Hsg. (GO of AGY. Insured)	5.25	8/1/40	2,790,605
1,660,000	MN Hsg. Fin. Agy. Rental Hsg. (GO of AGY. Insured)	5.45	8/1/41	1,852,892
1,170,000	MN Hsg. Fin. Agy. Residential Hsg. Rev. (GO of AGY. Insured) [8]	5.00	7/1/21	1,230,501
485,000	Moorhead Economic Dev. Auth. Rev. Ref. (EverCare Sr. Living LLC)	4.55	9/1/24	486,290
280,000	Moorhead Economic Dev. Auth. Rev. Ref. (EverCare Sr. Living LLC)	4.65	9/1/26	279,297
210,000	Moorhead Economic Dev. Auth. Rev. Ref. (EverCare Sr. Living LLC)	4.70	9/1/27	209,687
1,000,000	Moorhead Health Care Rev. Ref. (EverCare Sr. Living LLC)	5.00	9/1/32	1,008,600
250,000	Moorhead Health Care Rev. Ref. (EverCare Sr. Living LLC)	5.13	9/1/37	251,262
500,000	North Oaks Sr. Hsg. Rev. (Presbyterian Homes North Oaks Proj.)	5.25	10/1/13	505,010
1,565,000	North Oaks Sr. Hsg. Rev. (Presbyterian Homes North Oaks Proj.)	5.63	10/1/17	1,702,923
650,000	North Oaks Sr. Hsg. Rev. (Presbyterian Homes North Oaks Proj.)	5.75	10/1/22	699,134
1,000,000	North Oaks Sr. Hsg. Rev. (Presbyterian Homes North Oaks Proj.)	6.00	10/1/33	1,060,380
1,000,000	Oak Park Heights Hsg. Rev. (Oakgreen Commons Proj.)	6.00	8/1/25	1,059,480
605,000	Oakdale Rev. (Sr. Hsg. Oak Meadows Proj.)	4.00	4/1/22	593,330
150,000	Oakdale Rev. (Sr. Hsg. Oak Meadows Proj.)	4.25	4/1/23	147,956
260,000	Oakdale Rev. (Sr. Hsg. Oak Meadows Proj.)	4.25	4/1/25	252,374
875,000	Oakdale Rev. (Sr. Hsg. Oak Meadows Proj.)	5.00	4/1/34	884,196
430,000	Red Wing Sr. Hsg. Rev. (Deer Crest Proj.)	5.00	11/1/27	452,417
330,000	Red Wing Sr. Hsg. Rev. (Deer Crest Proj.)	5.00	11/1/32	336,029
1,000,000	Red Wing Sr. Hsg. Rev. (Deer Crest Proj.)	5.00	11/1/42	996,890
320,000	Richfield Sr. Hsg. Rev. Ref. (Richfield Sr. Hsg., Inc. Proj.)	5.00	12/1/15	318,083
430,000	Rochester Health Care & Hsg. Rev. (Samaritan Bethany, Inc. Proj.)	5.25	12/1/17	454,850
455,000	Rochester Health Care & Hsg. Rev. (Samaritan Bethany, Inc. Proj.)	5.50	12/1/18	488,361
475,000	Rochester Health Care & Hsg. Rev. (Samaritan Bethany, Inc. Proj.)	5.75	12/1/19	517,874
250,000	Rochester Health Care & Hsg. Rev. (Samaritan Bethany, Inc. Proj.) (Gty. Agmt. Samaritan Bethany)	7.38	12/1/41	280,280
4,000,000	Rochester Multifamily Hsg. Rev. (Essex Place Apartments Proj.) (FHLMC)	3.75	6/1/29	4,202,840
2,200,000	Sartell Health Care & Hsg. Fac. Rev. (Country Manor Campus LLC Proj.)	4.00	9/1/20	2,205,984
1,135,000	Sartell Health Care & Hsg. Fac. Rev. (Country Manor Campus LLC Proj.)	5.25	9/1/27	1,179,425
1,400,000	Sauk Rapids Health Care & Hsg. Facs. Rev. (Good Shepherd Lutheran Home Proj.)	5.13	1/1/39	1,387,036

See accompanying notes to financial statements.

MARCH 31, 2013	35

SCHEDULE OF INVESTMENTS

March 31, 2013

Sit Minnesota Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
240,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	5.13	2/1/22	251,441
275,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	5.13	8/1/22	287,493
175,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	5.38	2/1/24	183,031
150,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	5.38	8/1/24	156,672
150,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	5.50	2/1/25	156,802
3,000,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	6.25	8/1/30	3,219,420
1,285,000	St. Paul Hsg. & Redev. Auth. Multifamily Rev. Ref. (Series Center Proj.)	5.20	11/1/22	1,297,747
2,970,000	St. Paul Hsg. & Redev. Auth. Multifamily Rev. Ref. (Univ. & Dale Proj.) (GNMA Collateralized) [8]	4.82	7/20/46	3,065,456
360,000	Stillwater Multifamily Hsg. Rev. (Orleans Homes LP Proj.) [8]	5.00	2/1/17	368,816
120,000	Victoria Sr. Hsg. Rev. (Chanhassen, Inc. Proj.)	5.50	8/1/18	120,085
2,000,000	Wayzata Sr. Hsg. Rev. (Folkestone Sr. Living Community)	4.88	5/1/19	2,018,940
730,000	Wayzata Sr. Hsg. Rev. (Folkestone Sr. Living Community)	5.20	5/1/25	779,822
770,000	Wayzata Sr. Hsg. Rev. (Folkestone Sr. Living Community)	5.25	5/1/26	821,682
790,000	Wayzata Sr. Hsg. Rev. (Folkestone Sr. Living Community)	5.25	11/1/26	843,025
1,250,000	Wayzata Sr. Hsg. Rev. (Folkestone Sr. Living Community)	5.50	11/1/32	1,326,975
120,000	Willmar Hsg. & Redev. Auth. Multifamily Rev. (Copperleaf)	8.00	3/15/41	120,672
250,000	Woodbury Economic Dev. Auth. Sr. Hsg. Rev. (Summerhouse)	5.75	6/1/41	253,215

				74,249,806

Municipal Lease [9] - 4.3%
500,000	Anoka Co. Hsg. & Redev. Rev.	5.63	5/1/22	551,180
500,000	Anoka Co. Hsg. & Redev. Rev.	6.63	5/1/30	549,390
500,000	Anoka Co. Hsg. & Redev. Rev.	6.88	5/1/40	548,960
1,342,699	Carver Scott Co. Lease Purchase Agreement	5.00	8/4/20	1,374,427
9,000	Hennepin Co. Hsg. & Redev. Auth. Rev.	5.70	8/1/13	9,037
3,000,000	MN General Fund Rev. (Appropriation)	3.00	3/1/30	2,887,740
4,000,000	MN General Fund Rev. (Appropriation)	4.00	3/1/26	4,425,640
2,000,000	MN Hsg. Fin. Agy. Non-Profit Hsg. Rev. (St. Appropriation)	5.00	8/1/31	2,246,080
1,725,000	St. Paul Port Auth. Lease Rev. (Office Building)	5.25	12/1/27	1,731,520
150,000	St. Paul Port Auth. Lease Rev. (Office Building)	5.25	12/1/27	150,567
1,250,000	Virginia Hsg. & Redev. Auth. Health Care Fac. Lease Rev.	5.13	10/1/20	1,317,900
400,000	Virginia Hsg. & Redev. Auth. Health Care Fac. Lease Rev.	5.25	10/1/25	413,604
340,000	Virginia Hsg. & Redev. Auth. Health Care Fac. Lease Rev.	5.38	10/1/30	354,185
1,171,787	Winona School District 861 Lease Purchase	6.04	8/1/24	1,173,557

				17,733,787

Other Revenue Bonds - 8.4%
1,030,000	Bloomington Port Auth. Recovery Zone Fac. Rev. (Radisson Blu MOA LLC)	6.25	12/1/16	1,083,581
510,000	Columbia Heights Economic Dev. Auth. Tax Increment Rev. (Huset Park Area Redev.)	5.20	2/15/22	486,509
637,191	Crystal Governmental Fac. Rev.	5.10	12/15/26	727,137
1,000,000	Guam Govt. Hotel Occupancy Tax Rev. [11]	6.00	11/1/26	1,163,560
230,000	McLeod Co. Commercial Dev. Rev. (Southwest MN Foundation)	5.13	12/1/31	238,381
475,000	Minneapolis Community Dev. Agy. Limited Tax Common Bond Fund (Discount Steel) [8]	5.25	6/1/19	476,966
1,500,000	Minneapolis National Marrow Donor Program Rev.	4.88	8/1/25	1,555,035
250,000	Minneapolis Tax Increment Rev. (Grant Park Proj.)	5.00	2/1/16	253,198
200,000	Minneapolis Tax Increment Rev. Ref. (East River/Unocal Site Proj.)	5.10	2/1/17	204,550
240,000	Minneapolis Tax Increment Rev. Ref. (East River/Unocal Site Proj.)	5.20	2/1/21	241,901
1,000,000	MN Development Rev. Limited Tax Supported Comm. Board	6.00	12/1/40	1,158,910
2,000,000	MN Development Rev. Limited Tax Supported Comm. Board	6.25	12/1/30	2,416,640
1,175,000	Mound Hsg. & Redev. Auth. Tax Increment Rev. Ref. (Metroplain Proj.)	5.00	2/15/27	1,178,502
280,000	Puerto Rico Infrastucture Financing Auth. Special Tax Rev. Ref. (AMBAC Insured) 6, [11]	8.40	7/1/28	114,114
425,000	St. Anthony Hsg. & Redev. Auth. Tax Increment Rev. (Silver Lake Village Hsg.)	4.75	2/1/17	428,821

See accompanying notes to financial statements.

36	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
500,000	St. Anthony Hsg. & Redev. Auth. Tax Increment Rev. (Silver Lake Village Hsg.)	4.90	2/1/22	500,720
1,000,000	St. Louis Park Economic Dev. Auth. Tax Increment Rev. (Hoigaard Vlg.)	5.00	2/1/23	1,045,450
500,000	St. Paul Hsg. & Redev. Auth. Rev. (Jimmy Lee Recreation Center Proj.)	4.75	12/1/26	542,220
500,000	St. Paul Hsg. & Redev. Auth. Rev. (Jimmy Lee Recreation Center Proj.)	5.00	12/1/32	533,840
400,000	St. Paul Hsg. & Redev. Auth. Rev. (Ordway Center Performing Arts Proj.)	0.95	7/1/13	400,252
100,000	St. Paul Hsg. & Redev. Auth. Rev. (Ordway Center Performing Arts Proj.)	1.95	7/1/16	100,039
1,000,000	St. Paul Hsg. & Redev. Auth. Rev. (Ordway Center Performing Arts Proj.)	2.20	7/1/18	999,490
1,113,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (9th St. Lofts Proj.)	6.38	2/15/28	1,098,709
935,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Drake Marble Proj.)	6.75	3/1/28	935,561
255,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Emerald Gardens Proj.)	5.00	3/1/15	260,773
755,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Emerald Gardens Proj.)	6.50	3/1/29	805,109
1,043,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (North Quadrant Owner Occupied Proj.)	7.00	2/15/28	1,044,690
892,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (North Quadrant Owner Occupied Proj.)	7.50	2/15/28	892,563
180,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	5.00	3/1/14	184,653
145,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	5.00	3/1/15	151,323
105,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	5.00	3/1/16	110,355
160,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	5.00	3/1/17	169,267
175,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	5.00	3/1/19	185,948
180,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	5.00	9/1/19	192,100
185,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	5.00	3/1/20	195,974
220,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	5.00	9/1/20	233,860
225,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	5.00	3/1/21	237,640
230,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	5.00	9/1/21	243,604
135,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	5.00	3/1/22	142,348
245,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	5.00	9/1/22	258,335
1,000,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	5.00	9/1/26	1,050,640
930,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	5.00	3/1/29	970,092
805,000	St. Paul Port Auth. Lease Rev. (Regions Hospital Parking Ramp Proj.)	5.00	8/1/21	846,675
2,525,000	St. Paul Port Auth. Lease Rev. (Regions Hospital Parking Ramp Proj.)	5.00	8/1/36	2,556,588
3,000,000	St. Paul Port Auth. Rev. (Amherst H. Wilder Fndtn.-3)	5.00	12/1/36	3,343,170
715,000	St. Paul Recreational Facs. Gross Rev. (Highland National Proj.)	5.00	10/1/25	783,054
300,000	Steele Co. Health Care Fac. Gross Rev. Ref. Crossover	5.00	6/1/30	303,771
2,000,000	Virgin Islands Public Fin. Auth. (Gross Receipts Taxes Loan Note) [11]	5.00	10/1/42	2,109,920

				35,156,538

Public Facilities - 0.3%
1,075,000	St. Paul Hsg. & Redev. Auth. Parking Rev. (Smith Ave. Proj.)	5.00	8/1/35	1,170,922

Sales Tax Revenue - 1.2%
2,000,000	Hennepin Co. Sales Tax Rev.	4.75	12/15/37	2,220,560
500,000	Puerto Rico Sales Tax Financing Corp. Rev. [11]	6.00	8/1/39	540,250
1,500,000	Puerto Rico Sales Tax Financing Corp. Rev. 6, [11]	6.25	8/1/33	1,179,045
1,000,000	Virgin Islands Public Fin. Auth. (Gross Receipts Taxes Loan Note) [11]	5.00	10/1/32	1,100,040

				5,039,895

Single Family Mortgage - 13.4%
1,820,000	Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA)	4.45	12/1/32	1,986,548
915,000	Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC)	4.63	12/1/30	990,030
1,155,000	Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC)	4.88	12/1/33	1,270,823
636,061	Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	5.13	12/1/40	668,533
217,924	Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	5.15	12/1/38	225,233
996,347	Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	5.30	12/1/39	1,037,088
920,000	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA)	4.45	12/1/27	1,016,122

See accompanying notes to financial statements.

MARCH 31, 2013	37

SCHEDULE OF INVESTMENTS

March 31, 2013

Sit Minnesota Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
105,643	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA) [8]	5.00	12/1/38	108,649
123,502	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA)	5.70	4/1/27	128,748
289,744	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA-FHLMC)	5.10	4/1/27	303,643
1,296,679	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	5.25	12/1/40	1,370,447
715,562	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA-FHLMC)	5.45	4/1/27	758,152
275,000	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	5.52	3/1/41	294,552
5,840,000	MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA)	4.40	7/1/32	6,452,616
5,455,000	MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	4.45	7/1/31	6,048,449
2,870,000	MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	4.70	1/1/31	3,091,162
1,990,000	MN Hsg. Fin. Agy. Residential Hsg. Rev. [8]	4.65	7/1/22	2,091,112
5,285,000	MN Hsg. Fin. Agy. Residential Hsg. Rev.	5.10	1/1/40	5,664,780
2,750,000	MN Hsg. Fin. Agy. Residential Hsg. Rev. (GO of AGY. Insured)	3.63	7/1/25	2,908,592
460,000	MN Hsg. Fin. Agy. Residential Hsg. Rev. (GO of AGY. Insured)	3.85	1/1/29	481,519
3,585,000	MN Hsg. Fin. Agy. Residential Hsg. Rev. (GO of AGY. Insured)	3.90	7/1/30	3,820,391
1,970,000	MN Hsg. Fin. Agy. Residential Hsg. Rev. (GO of AGY. Insured) [8]	5.10	7/1/38	2,100,059
710,000	MN Hsg. Fin. Agy. Rev. (GNMA-FNMA Collateralized)	5.00	1/1/31	769,342
180,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev.	4.90	7/1/29	196,794
880,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev.	5.00	7/1/38	925,399
1,710,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev.	5.05	7/1/34	1,847,228
260,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. [8]	5.10	7/1/20	260,452
220,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev.	5.20	1/1/23	232,452
795,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev.	5.90	7/1/28	867,521
820,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured) [8]	4.75	7/1/27	853,833
1,975,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured) [8]	4.80	7/1/26	2,047,008
425,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured) [8]	5.00	1/1/37	441,618
1,360,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured) [8]	5.15	7/1/28	1,432,570
1,380,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured) [8]	5.25	7/1/33	1,452,919
720,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured) [8]	5.50	7/1/28	738,014
825,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured) [8]	5.65	7/1/33	867,174

				55,749,572

Transportation - 3.6%
2,500,000	Minneapolis & St. Paul Metro Airport Commission Rev. Ref. [8]	5.00	1/1/22	2,863,825
2,010,000	Minneapolis & St. Paul Metro Airport Commission Rev. Ref. (NATL-RE FGIC Insured)	5.00	1/1/22	2,146,841
1,750,000	Minneapolis & St. Paul Metro Airport Commission Rev. Ref. (NATL-RE FGIC Insured)	5.00	1/1/25	1,966,825
500,000	Minneapolis & St. Paul Metro Airport Commission Sub. Rev.	5.00	1/1/30	571,530
500,000	Minneapolis & St. Paul Metro Airport Commission Sub. Rev.	5.00	1/1/31	570,295
3,500,000	Minneapolis & St. Paul Metro Airport Commission Sub. Rev. (AMBAC Insured) [8]	5.00	1/1/25	3,712,975
2,750,000	Minneapolis & St. Paul Metro Airport Commission Sub. Rev. (NATL-RE FGIC Insured)	5.00	1/1/22	3,125,238

				14,957,529

Utility - 5.0%
1,000,000	Central MN Municipal Power Agy. Electric Rev. (Southeast Twin Cities Transmission Proj.)	5.00	1/1/42	1,102,730
1,000,000	Chaska Electric Rev. Ref. (Generating Facs. Proj.)	5.25	10/1/25	1,105,540
2,000,000	MN Municipal Power Agy. Electric Rev.	5.00	10/1/25	2,283,000
1,000,000	MN Municipal Power Agy. Electric Rev.	5.00	10/1/30	1,112,240
50,000	MN Municipal Power Agy. Electric Rev.	5.00	10/1/34	52,800
1,465,000	MN Municipal Power Agy. Electric Rev.	5.00	10/1/35	1,571,623
2,000,000	MN Municipal Power Agy. Electric Rev.	5.25	10/1/24	2,136,200
700,000	MN Municipal Power Agy. Electric Rev.	5.25	10/1/27	796,964
1,000,000	MN Municipal Power Agy. Electric Rev.	5.25	10/1/35	1,113,970
500,000	North Branch Electric System Rev.	5.75	8/1/28	539,915
500,000	Puerto Rico Aqueduct & Sewer Auth. Rev. [11]	5.75	7/1/37	494,790

See accompanying notes to financial statements.

38	SIT MUTUAL FUNDS ANNUAL REPORT

Quantity/ Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
1,250,000	Puerto Rico Electric Power Auth. Rev. Ref. 1, [11]	0.87	7/1/25	996,162
2,000,000	Southern MN Power Agy. Power Supply System Rev.	5.25	1/1/30	2,232,900
1,000,000	St. Paul Port Auth. Rev. (Energy Park Utility Company Proj.) [8]	5.45	8/1/28	1,035,080
1,265,000	St. Paul Port Auth. Rev. (Energy Park Utility Company Proj.) [8]	5.70	8/1/36	1,315,220
780,000	Virgin Islands Water & Power Auth. Water System Rev. Ref. [11]	5.50	7/1/17	781,849
2,000,000	Western MN Municipal Power Agy. Rev.	3.00	1/1/28	1,968,240

				20,639,223

Total Municipal Bonds (cost: $348,728,344)				365,729,077

Closed-End Mutual Funds - 1.3%
183,100	Delaware Investments Minnesota Municipal Income Fund II (VMM)			2,861,853
37,696	First American Minnesota Municipal Income Fund II (MXN)			608,790
111,197	MN Municipal Income Portfolio (MXA)			1,921,484

Total Closed-End Mutual Funds (cost: $4,809,261)				5,392,127

Short-Term Securities - 3.8%
8,850,000	Minneapolis & St. Paul Hsg. & Redev. Auth. Rev. (Allina Health) [1]	0.12	11/15/34	8,850,000
1,975,000	Minneapolis Hsg. Dev. Rev. (One Ten Grant Proj.) (FNMA) [1]	0.14	9/1/26	1,975,000
5,000,000	Rochester Health Care Facs. Rev. (Mayo Foundation) [1]	0.12	8/15/32	5,000,000

Total Short-Term Securities (cost: $15,825,000)				15,825,000

Total Investments in Securities - 93.0% (cost: $369,362,605)				386,946,204
Other Assets and Liabilities, net - 7.0%				29,198,516

Total Net Assets - 100.0%				$416,144,720

[1]	Variable rate security. Rate disclosed is as of March 31, 2013.
[6]

Zero coupon or convertible capital appreciation bond, for which the rate disclosed is either the effective yield on purchase date or the coupon rate to be paid upon conversion to coupon paying, respectively.

[8]

Securities the income from which is treated as a tax preference that is included in alternative minimum taxable income for purposes of computing federal alternative minimum tax (AMT). At March 31, 2013, 10.1% of net assets in the Fund was invested in such securities.

[9]

Municipal Lease Security. The total value of such securities as of March 31, 2013 was $17,733,787 and represented 4.3% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[11]

The Fund may invest in obligations issued by U.S. territories, for example Guam, Puerto Rico, and Virgin Islands. The total value of such securities as of March 31, 2013 was $16,825,986 and represented 4.0% of net assets.

Numeric	footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.

MARCH 31, 2013	39

SCHEDULE OF INVESTMENTS

March 31, 2013

Sit Minnesota Tax-Free Income Fund (Continued)

A summary of the levels for the Fund’s investments as of March 31, 2013 is as follows (See Note 2 -significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1	Level 2	Level 3
	Quoted Price ($)	Other significant observable inputs ($)	Significant unobservable inputs ($)	Total ($)
Short-Term Securities	—	15,825,000	—	15,825,000
Closed-End Mutual Funds	5,392,127	—	—	5,392,127
Municipal Bonds	—	365,729,077	—	365,729,077

Total:	5,392,127	381,554,077	—	386,946,204

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.

40	SIT MUTUAL FUNDS ANNUAL REPORT

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41

STATEMENTS OF ASSETS AND LIABILITIES

March 31, 2013

	Sit U.S. Government Securities Fund	Sit Quality Income Fund	Sit Tax-Free Income Fund	Sit Minnesota Tax-Free Income Fund
ASSETS
Investments in securities, at identified cost	$1,458,672,169	$5,037,996	$185,229,451	$369,362,605

Investments in securities, at fair value - see accompanying schedule for detail	$1,489,283,618	$5,046,738	$174,288,771	$386,946,204
Cash in bank on demand deposit	28,152,051	148,004	63,577	25,654,867
Restricted cash	2,000,000	5,000	—	—
Accrued interest and dividends receivable	7,811,063	23,334	2,151,411	5,138,134
Receivable for investment securities sold	—	—	2,268,338	—
Receivable for principal paydowns	37,518	—	—	—
Other receivables	—	—	—	13,853
Receivable for Fund shares sold.	3,385,772	—	42,974	1,406,168

Total assets	1,530,670,022	5,223,076	178,815,071	419,159,226

LIABILITIES
Payable for investment securities purchased	4,250,536	94,698	2,973,960	1,656,191
Payable for Fund shares redeemed	4,259,908	—	99,469	743,784
Cash portion of dividends payable to shareholders	46,900	939	141,714	334,254
Variation margin	—	969	—	—
Accrued investment management fees	1,066,125	3,803	119,559	280,277
Outstanding options written, at fair value (premiums received $536,786 and $858, respectively)	987,500	1,062	—	—

Total liabilities	10,610,969	101,471	3,334,702	3,014,506

Net assets applicable to outstanding capital stock	$1,520,059,053	$5,121,605	$175,480,369	$416,144,720

Net assets consist of:
Capital (par value and paid-in surplus)	$1,494,416,379	$5,116,700	$209,711,175	$405,982,102
Undistributed (distributions in excess of) net investment income	(46,900)	—	4,597	(11,337)
Accumulated net realized gain (loss) from security transactions,written options and futures.	(4,471,161)	(2,664)	(23,294,723)	(7,409,644)
Unrealized appreciation (depreciation) on investments, written options and futures	30,160,735	7,569	(10,940,680)	17,583,599

	$1,520,059,053	$5,121,605	$175,480,369	$416,144,720

Outstanding shares	134,529,256	511,640	18,339,871	39,173,970

Net asset value per share of outstanding capital stock	$11.30	$10.01	$9.57	$10.62

See accompanying notes to financial statements.

42	SIT MUTUAL FUNDS ANNUAL REPORT

STATEMENTS OF OPERATIONS

Year or Period Ended March 31, 2013

	Sit U.S. Government Securities Fund	Sit Quality Income Fund [1]	Sit Tax-Free Income Fund	Sit Minnesota Tax-Free Income Fund
Investment income:
Income:
Dividends	—	—	$674,384	$164,682
Interest	$38,380,985	$24,749	7,628,735	16,405,764

Total income	38,380,985	24,749	8,303,119	16,570,446

Expenses (note 4):
Investment management fee	13,760,028	10,340	1,374,171	3,025,484

Total expenses	13,760,028	10,340	1,374,171	3,025,484

Net investment income	24,620,957	14,409	6,928,948	13,544,962

Realized and unrealized gain (loss):
Net realized gain (loss) on investments	(1,409,227)	(2,542)	(322,605)	378,680
Net realized gain (loss) on written options	(218,151)	159	—	—
Net realized gain (loss) on futures	—	(281)	—	—

Net change in unrealized appreciation (depreciation) on investments	324,785	8,742	6,123,415	6,281,372
Net change in unrealized appreciation (depreciation) on written options	(359,749)	(204)	—	—
Net change in unrealized appreciation (depreciation) on futures	—	(969)	—	—

Net gain (loss)	(1,662,342)	4,905	5,800,810	6,660,052

Net increase (decrease) in net assets resulting from operations	$22,958,615	$19,314	$12,729,758	$20,205,014

[1]	The Fund commenced investment operations on December 31, 2012.

See accompanying notes to financial statements.

MARCH 31, 2013	43

STATEMENTS OF CHANGES IN NET ASSETS

	Sit U.S. Government Securities Fund
	Year Ended March 31, 2013	Year Ended March 31, 2012
Operations:
Net investment income	$24,620,957	$36,722,603
Net realized gain (loss) on investments, written options and futures	(1,627,378)	(1,958,679)
Net change in unrealized appreciation (depreciation) of investments, written options and futures	(34,964)	2,451,072

Net increase (decrease) in net assets resulting from operations	22,958,615	37,214,996

Distributions from:
Net investment income	(24,572,827)	(36,820,960)
Return of capital	(899,593)	—

Total distributions	(25,472,420)	(36,820,960)

Capital share transactions:
Proceeds from shares sold	1,038,042,856	1,318,167,314
Reinvested distributions	24,175,094	35,123,932
Payments for shares redeemed	(1,043,799,295)	(906,684,901)

Increase (decrease) in net assets from capital transactions	18,418,655	446,606,345

Total increase (decrease) in net assets	15,904,850	447,000,381

Net assets:
Beginning of period	1,504,154,203	1,057,153,822

End of period *	$1,520,059,053	$1,504,154,203

Capital transactions in shares:
Sold	91,393,593	116,325,137
Reinvested distributions	2,128,853	3,102,575
Redeemed	(91,991,808)	(80,092,613)

Net increase (decrease)	1,530,638	39,335,099

* Includes undistributed (distributions in excess of) net investment income	($46,900)	($95,030)

[1]	The Fund commenced investment operations on December 31, 2012.

See accompanying notes to financial statements.

44	SIT MUTUAL FUNDS ANNUAL REPORT

Sit Quality Income Fund	Sit Tax-Free Income Fund		Sit Minnesota Tax-Free Income Fund
Three Months Ended March 31, 2013 [1]	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2013	Year Ended March 31, 2012

$14,409	$6,928,948	$6,787,389	$13,544,962	$13,371,060
(2,664)	(322,605)	(2,069,714)	378,680	(217,285)

7,569	6,123,415	13,745,427	6,281,372	22,570,734

19,314	12,729,758	18,463,102	20,205,014	35,724,509

(14,409)	(6,935,377)	(6,775,942)	(13,525,058)	(13,341,328)
—	—	—	—	—

(14,409)	(6,935,377)	(6,775,942)	(13,525,058)	(13,341,328)

5,103,230	52,350,817	21,411,960	131,737,549	90,943,436
13,470	5,748,024	5,261,111	10,558,334	10,364,131
—	(43,072,241)	(24,071,890)	(76,630,712)	(68,996,376)

5,116,700	15,026,600	2,601,181	65,665,171	32,311,191

5,121,605	20,820,981	14,288,341	72,345,127	54,694,372

—	154,659,388	140,371,047	343,799,593	289,105,221

$5,121,605	$175,480,369	$154,659,388	$416,144,720	$343,799,593

510,293	5,510,054	2,401,193	12,394,907	8,935,602
1,347	601,779	587,524	993,393	1,020,103
—	(4,519,822)	(2,709,838)	(7,215,943)	(6,837,473)

511,640	1,592,011	278,879	6,172,357	3,118,232

—	$4,597	$6,429	($11,337)	($19,904)

MARCH 31, 2013	45

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit U.S. Government Securities Fund

	Years Ended March 31,
	2013	2012	2011	2010	2009
Net Asset Value:
Beginning of period	$11.31	$11.29	$11.13	$10.84	$10.92

Operations:
Net investment income [1]	0.16	0.31	0.32	0.44	0.52
Net realized and unrealized gains (losses)on investments and written options	—	0.02	0.16	0.29	(0.08)

Total from operations	0.16	0.33	0.48	0.73	0.44

Distributions from:
Net investment income	(0.16)	(0.31)	(0.32)	(0.44)	(0.52)
Return of capital	(0.01)	—	—	—	—
Net realized gains	—	—	(—)[2]	—	—

Total Distributions	(0.17)	(0.31)	(0.32)	(0.44)	(0.52)

Net Asset Value:
End of period	$11.30	$11.31	$11.29	$11.13	$10.84

Total investment return [3]	1.39%	2.98%	4.37%	6.88%	4.18%

Net assets at end of period (000’s omitted)	$1,520,059	$1,504,154	$1,057,154	$768,720	$390,630

Ratios: [4]
Expenses (without waiver) [5]	0.80%	0.80%	0.81%	0.82%	0.83%
Expenses (with waiver) [5]	0.80%	0.80%	0.75%	0.80%	0.80%
Net investment income (with waiver)	1.43%	2.73%	2.88%	3.85%	4.87%

Portfolio turnover rate (excluding short-term securities)	58.67%	33.82%	45.80%	66.89%	59.63%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

The ratio information is calculated based on average daily net assets (annualized). Effective November 1, 2010, total Fund expenses are calculated at 0.80% of average daily net assets. Prior to this date, expenses were calculated at a higher rate and the investment adviser voluntarily waived expenses that were otherwise payable by the Fund.

[5]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

46	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Quality Income Fund

	Three Months Ended March 31, 2013 *
Net Asset Value:
Beginning of period	$10.00

Operations:
Net investment income [1]	0.03
Net realized and unrealized gains (losses) on investments	0.01

Total from operations	0.04

Distributions from:
Net investment income	(0.03)

Net Asset Value:
End of period	$10.01

Total investment return [2]	0.38%

Net assets at end of period (000’s omitted)	$5,122

Ratios: [3]
Expenses [4]	0.90%
Net investment income	1.25%

Portfolio turnover rate (excluding short-term securities)	37.44%	[5]

*	The Fund commenced investment operations on December 31, 2012.
[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[3]	The ratio information is calculated based on average daily net assets (annualized).
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Not annualized.

MARCH 31, 2013	47

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Tax-Free Income Fund

	Years Ended March 31,
	2013	2012	2011	2010	2009
Net Asset Value:
Beginning of period.	$9.23	$8.52	$8.90	$7.93	$9.16

Operations:
Net investment income [1]	0.38	0.41	0.41	0.41	0.41
Net realized and unrealized gains (losses)on investments	0.34	0.71	(0.38)	0.97	(1.23)

Total from operations	0.72	1.12	0.03	1.38	(0.82)

Distributions from:
Net investment income	(0.38)	(0.41)	(0.41)	(0.41)	(0.41)

Net Asset Value:
End of period	$9.57	$9.23	$8.52	$8.90	$7.93

Total investment return [2]	7.92%	13.41%	0.26%	17.71%	(9.14% )

Net assets at end of period (000’s omitted)	$175,480	$154,659	$140,371	$153,495	$138,781

Ratios: [3]
Expenses (without waiver) [4]	0.80%	0.80%	0.80%	0.80%	0.80%
Expenses (with waiver) [4]	0.80%	0.80%	0.80%	0.80%	0.79%
Net investment income (with waiver)	4.03%	4.62%	4.63%	4.79%	4.63%

Portfolio turnover rate (excluding short-term securities)	36.75%	37.18%	30.23%	27.30%	18.51%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[3]

The ratio information is calculated based on average daily net assets (annualized). Total Fund expenses are limited to 0.80% of average daily net assets. However, during the periods above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

48	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Minnesota Tax-Free Income Fund

	Years Ended March 31,
	2013	2012	2011	2010	2009
Net Asset Value:
Beginning of period.	$10.42	$9.67	$9.88	$8.97	$9.76

Operations:
Net investment income [1]	0.38	0.44	0.43	0.43	0.43
Net realized and unrealized gains (losses)on investments	0.20	0.75	(0.21)	0.91	(0.79)

Total from operations	0.58	1.19	0.22	1.34	(0.36)

Distributions from:
Net investment income	(0.38)	(0.44)	(0.43)	(0.43)	(0.43)

Net Asset Value:
End of period	$10.62	$10.42	$9.67	$9.88	$8.97

Total investment return [2]	5.61%	12.48%	2.22%	15.22%	(3.67% )

Net assets at end of period (000’s omitted)	$416,145	$343,800	$289,105	$290,806	$244,123

Ratios: [3]
Expenses [4]	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income	3.58%	4.32%	4.35%	4.52%	4.65%

Portfolio turnover rate (excluding short-term securities)	17.13%	15.06%	24.48%	11.46%	15.68%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[3]	The ratio information is calculated based on average daily net assets (annualized).
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

MARCH 31, 2013	49

NOTES TO FINANCIAL STATEMENTS

Year or Period Ended March 31, 2013

(1)	Organization

The Sit Mutual Funds (the Funds) are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified (except Minnesota Tax-Free Income Fund which is non-diversified), open-end management investment companies, or series thereof. The Sit Quality Income Fund, Sit Tax-Free Income Fund and Minnesota Tax-Free Income Fund are series funds of Sit Mutual Funds II, Inc. Each fund has 10 billion authorized shares of capital stock. Shares in the U.S. Government Securities Fund have a par value of $0.01, and shares in other funds have a par value of $0.001. This report covers the bond funds of the Sit Mutual Funds.

The investment objective for each of these Funds is as follows:

Fund	Investment Objective
U.S. Government Securities	High level of current income and safety of principal.
Quality Income Fund	High level of current income and safety of principal.
Tax-Free Income	High level of current income that is exempt from federal income tax, consistent with the preservation of capital.
Minnesota Tax-Free Income	High level of current income that is exempt from federal regular income tax and Minnesota regular personal income tax, consistent with the preservation of capital.

(2)	Significant Accounting Policies

Investments in Securities

Investment securities are carried at fair value based upon closing market quotations on the last business day of the period. Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available, at the last reported bid price. The sale and bid prices or prices deemend best to reflect fair value quoted by dealers who make markets in these securities are obtained from independent pricing services. Consistent with the Funds’ valuation policies and procedures, the current fair value of certain fixed income securities is provided by an independent pricing service. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from broker-dealers or quotation systems. Securities for which market quotations are not available, such as private placement securities, are valued at fair value according to methods selected in good faith by Sit Investment Associates, Inc. (the “Adviser”) and may include dealer-supplied valuations or other inputs and assumptions that pricing services would typically utilize. Short-term investments of sufficient credit quality with maturities of 60 days or less when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates fair value. Option and future contracts entered into and held by the Funds are valued at the close of the securities and commodities exchange on which they are traded.

Security transactions are accounted for on the date the securities are purchased or sold. Gains and losses are calculated on the identified-cost basis. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis. Dividends received from closed-end fund holdings are included in Dividend Income and distributions from capital gains, if any, are included in Net Realized Gain (Loss).

Delivery and payment for securities which have been purchased by the Funds on a forward commitment or when-issued basis can take place two weeks or more after the transaction date. During this period, such securities are subject to market fluctuations and may increase or decrease in value prior to delivery.

The Minnesota Tax-Free Income Fund concentrates its investments in Minnesota, and therefore may have more credit risk related to the economic conditions in the state of Minnesota than a portfolio with broader geographical diversification.

Derivative Instruments

The Funds apply derivative instrument disclosure standards in order to enable investors to understand how and why the Funds use derivatives, how derivatives are accounted for, and how derivative instruments affect the Funds’ financial statements.

50	SIT MUTUAL FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

Year or Period Ended March 31, 2013 (Continued)

To hedge interest rate risk, the U.S. Government Securities Fund purchased put options and wrote call option contracts traded on a U.S. exchange. To hedge interest rate risk, the Quality Income Fund entered into futures contracts and wrote call options on these future contracts traded on a U.S. exchange. Risks of entering into futures contracts and purchasing and writing options include the possibility of an illiquid market and that a change in the value of the option may not correlate with changes in the value of the underlying securities.

The premiums paid for the options represent the cost of the investment and the options are valued daily at their closing price. The Funds recognize a realized gain or loss when the option is sold or expired. Option holdings within the Funds, which may include put options and call options, are subject to loss of value with the passage of time, and may experience a total loss of value upon expiration. With options, there is minimal counterparty risk to the Funds since they are exchange traded.

Upon entering into a futures contract, the Quality Income Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expired. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year or period ended March 31, 2013, the average volume of derivative activity was as follows:

	Average Cost	Average Premium Received	Average Notional Amount
U.S. Government Securities Fund
Purchased Put Options	$91,595	—	$260,000
Written Call Options	—	$223,504	2,360,000
Quality Income Fund*
Treasury Futures	—	—	$1,029,443
Written Call Options	—	$667	5,333

*Inception date of the Fund is December 31, 2012. Average volume of derivative activity is calculated monthly.

The number of open option contracts and open futures contracts outstanding as of March 31, 2013 also serve as indicators of the volume of activity for the Funds throughout the period.

Statement of Assets and Liabilities - Values of derivatives as of March 31, 2013

	Asset Derivatives Value [1]	Liability Derivatives Value
Interest rate risk:
U.S. Government Securities Fund
Purchased put options	$51,563	—
Written call options	—	$987,500	[2]

Quality Income Fund
Treasury Futures	—	$969	[3]
Written call options	—	1,062	[2]

1Statement of Assets and Liabilities location: Investments in securities, at fair value.

2Statement of Assets and Liabilities location: Outstanding options written, at fair value.

3Statement of Assets and Liabilities location: Variation margin receivable/payable. Includes cumulative appreciation (depreciation) of futures as reported in the Schedule of Investments.

MARCH 31, 2013	51

NOTES TO FINANCIAL STATEMENTS

Year or Period Ended March 31, 2013 (Continued)

The effect of derivative instruments on the statement of operations for the year or period ended March 31, 2013:

	Amount of Realized Gain (Loss) on Derivatives [4]	Change in Unrealized Appreciation (Depreciation) on Derivatives [5]
Interest rate risk:
U.S. Government Securities Fund
Purchased put options	($563,082)	($21,437)
Written call options	(218,151)	(359,749)

Quality Income Fund
Index Futures	($281)	($969)
Written call options	159	(204)

[4]	Statement of Operations location: Net realized gain (loss) on investments, net realized gain (loss) on written options and net realized gain (loss) on futures, respectively.
[5]

Statement of Operations location: Net change in unrealized appreciation (depreciation) on investments, net change in unrealized appreciation (depreciation) on written options and net change in unrealized appreciation (depreciation) on futures, respectively.

Transactions in written options for the year or period ended March 31, 2013 were as follows:

	Number of Contracts	Premium
U.S. Government Securities Fund
Outstanding, March 31, 2012	800	$96,536
Call options written	15,150	3,032,047
Call options expired	—	—
Call options closed	(13,750)	(2,591,797)
Outstanding, March 31, 2013	2,200	$536,786

Quality Income Fund
Outstanding, March 31, 2012	—	—
Call options written	8	$1,339
Call options expired	(2)	(240)
Call options closed	(2)	(241)
Outstanding, March 31, 2013	4	$858

Fair Value Measurements

The inputs and valuations techniques used to measure fair value of the Funds’ net assets are summarized into three levels as described in the hierarchy below:

•

Level 1 – quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•

Level 2 – debt securities are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, U.S. government and government agency obligations, and municipal securities the pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity, and type as

52	SIT MUTUAL FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

Year or Period Ended March 31, 2013 (Continued)

well as dealer supplied prices. For asset-backed securities and mortgage-backed securities, the pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. All of these inputs are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•	Level 3 – significant unobservable inputs, including the Adviser’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The fair value of the Funds’ bonds are generally based on quotes received from brokers or independent pricing services. Bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets.

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities.

A summary of the levels for the Funds’ investments as of March 31, 2013 is included with the Funds’ schedules of investments.

Federal Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. The Funds have recorded in their financial statements the full benefit of their tax positions taken in connection with the Registered Investment Company (RIC) qualification and distribution requirements of the RIC. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

Management has analyzed the Funds’ tax positions taken in federal tax returns for all open tax years and has concluded that as of March 31, 2013, no provision for income tax would be required in the Funds’financial statements. The Funds’federal and state income and federal excise returns for the 2010, 2011, and 2012 tax years for which the applicable statutes of limitations have not expired remain subject to examination by the Internal Revenue Service and state departments of revenue.

At March 31, 2013, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)	Cost of Securities on a Tax Basis
U.S. Government Securities	$39,457,948	($8,726,323)	$30,731,625	$1,458,551,993
Quality Income	14,307	(5,565)	8,742	5,037,996
Tax-Free Income	9,546,424	(20,467,545)	(10,921,121)	185,209,892
Minnesota Tax-Free Income	19,089,034	(1,387,073)	17,701,961	369,244,243

MARCH 31, 2013	53

NOTES TO FINANCIAL STATEMENTS

Year or Period Ended March 31, 2013 (Continued)

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. The tax character of distributions paid during the fiscal years or period ended March 31, 2013 and 2012 were as follows:

Year or Period Ended March 31, 2013:

	Ordinary Income	Tax-Exempt Income	Long Term Capital Gain	Return of Capital	Total
U.S. Government Securities	$24,620,957	—	—	$899,593	$25,520,550
Quality Income	13,470	—	—	—	13,470
Tax-Free Income*	75,807	$6,859,570	—	—	6,935,377
Minnesota Tax-Free Income*	62,713	13,462,345	—	—	13,525,058

*98.9% and 99.5% of dividends were derived from interest on tax-exempt securities, on the Tax-Free Income and Minnesota Tax-Free Income Funds, respectively.

Year Ended March 31, 2012:

	Ordinary Income	Tax-Exempt Income	Long Term Capital Gain	Total
U.S. Government Securities	$36,820,960	—	—	$36,820,960
Tax-Free Income*	83,152	$6,692,790	—	6,775,942
Minnesota Tax-Free Income*	83,224	13,258,104	—	13,341,328

* 98.8% and 99.4% of dividends were derived from interest on tax-exempt securities, on the Tax-Free Income and Minnesota Tax-Free Income Funds, respectively.

As of March 31, 2013 the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Accumulated Gain (Loss)	Unrealized Appreciation (Depreciation)
U.S. Government Securities	—	—	($5,042,051)	$30,731,625
Quality Income	$939	—	(3,837)	8,742
Tax-Free Income	—	$146,311	(23,314,282)	(10,921,121)
Minnesota Tax-Free Income	—	322,917	(7,528,006)	17,701,961

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made to the following capital accounts:

	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Additional Paid-in Capital
Tax-Free Income	$4,597	$3,736,773	($3,741,370)
Minnesota Tax-Free Income	(11,337)	203,385	(192,048)

These differences were primarily attributable to market discount accretion adjustments and capital loss carryforwards expiring.

Net capital loss carryovers and late year losses, if any, as of March 31, 2013, are available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (“Act”), the Funds’ are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses, and will not be considered exclusively short-term as under previous law. The Funds’ first fiscal year

54	SIT MUTUAL FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

Year or Period Ended March 31, 2013 (Continued)

end subject to the Modernization Act was March 31, 2012. The net capital loss carryovers and the expiration dates for capital losses carryover from pre-enactment taxable years and the late year losses deferred as of March 31, 2013, were as follows:

	Pre-Enactment Net Capital Loss Carryover Expiring in:		Post-Enactment Unlimited Period of Net Capital Loss Carryover		Late Year Losses Deferred	Accumulated Capital and Other Losses
	2014	2015-2019	Short-Term	Long-Term

U.S. Government Securities	—	—	$1,543,618	—	$3,498,433	$5,042,051
Quality Income	—	—	3,060	$777	—	3,837
Tax-Free Income	—	$19,109,911	—	4,204,371	—	23,314,282
Minnesota Tax-Free Income	$1,709,459	5,799,111	—	—	19,436	7,528,006

For the year ended March 31, 2013, the Funds’ utilized capital losses and expired capital losses as follows:

	Utilized	Expiring In	Expired
Tax-Free Income	—	2013	$3,741,370
Minnesota Tax-Free Income	$204,074	2013	192,048

Distributions

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds’ capital stock. Distributions from net investment income are declared daily and paid monthly for the Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results for the respective periods. Actual results could differ from those estimates.

Guarantees and Indemnifications

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to each Fund. In addition, certain of each Fund’s contracts with its service providers contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

(3)	Investment Security Transactions

The cost of purchases of and proceeds from sales and maturities of investment securities, other than short-term securities, for the year or period ended March 31, 2013, were as follows:

	Purchases		Proceeds
	U.S. Government	Other	U.S. Government	Other
U.S. Government Securities	$1,057,705,273	—	$969,139,438	—
Quality Income	2,822,328	$3,820,215	742,063	$1,046,787
Tax-Free Income	—	76,377,223	—	60,797,678
Minnesota Tax-Free Income	—	120,809,489	—	60,627,102

MARCH 31, 2013	55

NOTES TO FINANCIAL STATEMENTS

Year or Period Ended March 31, 2013 (Continued)

(4)	Affiliated Fees and Transactions

Investment Adviser

The Funds each have entered into an investment management agreement with Sit Investment Associates Inc. (SIA), under which SIA manages the Funds’ assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. SIA also is obligated to pay all of the Funds’ expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, and other transaction charges relating to investing activities). The fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

Average Daily Net Assets
U.S. Government Securities	0.80%
Quality Income	0.90%
Tax-Free Income	0.80%
Minnesota Tax-Free Income	0.80%

Transactions with affiliates

The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of March 31, 2013:

	Shares	% Shares Outstanding
U.S. Government Securities	4,757,797	3.5
Quality Income	467,764	91.4
Tax-Free Income	3,091,489	16.9
Minnesota Tax-Free Income	2,793,849	7.1

(5)	Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events that would require disclosure in or adjustments to the financial statements.

56	SIT MUTUAL FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders:

Sit U.S. Government Securities Fund, Inc.

Sit Mutual Funds II, Inc.

We have audited the accompanying statements of assets and liabilities of Sit U.S. Government Securities Fund, Inc., and Sit Quality Income Fund, Sit Tax-Free Income Fund, and Sit Minnesota Tax-Free Income Fund (each a series of Sit Mutual Funds II, Inc.) (collectively, the “Funds”), including the schedules of investments, as of March 31, 2013, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or period in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sit U.S. Government Securities Fund, Sit Quality Income Fund, Sit Tax-Free Income Fund, and Sit Minnesota Tax-Free Income Fund as of March 31, 2013, and the results of their operations for the year or period then ended, the changes in their net assets for each of the years or period in the two-year period then ended, and their financial highlights for each of the years or period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

May 20, 2013

MARCH 31, 2013	57

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2012 to March 31, 2013.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (redemption fees) were included, your costs would have been higher.

	Beginning Account Value (10/1/12)	Ending Account Value (3/31/13)	Expenses Paid During Period (10/1/12- 3/31/13)
U.S. Government Securities Fund*
Actual	$1,000	$998.00	$3.99
Hypothetical	$1,000	$1,020.94	$4.03

Quality Income Fund**
Actual	$1,000	$1,003.80	$2.17
Hypothetical	$1,000	$1,020.44	$2.19

Tax-Free Income Fund*
Actual	$1,000	$1,018.70	$4.03
Hypothetical	$1,000	$1,020.94	$4.03

Minnesota Tax-Free Income Fund*
Actual	$1,000	$1,014.60	$4.02
Hypothetical	$1,000	$1,020.94	$4.03

*Expenses are equal to the Funds’ annualized expense ratio of 0.80% multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period.)

**Expenses are equal to the Quality Income Fund’s annual expense ratio of 0.90% multiplied by the average account value over the period, multiplied by 88/365 (to reflect the one-quarter year period.)

58	SIT MUTUAL FUNDS ANNUAL REPORT

FEDERAL TAX INFORMATION (Unaudited)

Sit Bond Funds

For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any), for each of the Funds that qualify for the dividends-received deductions for the period ofApril 1, 2012 to March 31, 2013 is as follows:

Fund	Percentage
U.S. Government Securities Fund	0.0%
Quality Income Fund	0.0
Tax-Free Income Fund	0.0
Minnseota Tax-Free Income Fund	0.0

For the year ended March 31, 2013, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions made by the following Funds, the corresponding percentages represent the amount of each distribution which may qualify for the 15% dividend income tax rate.

Fund	Percentage
U.S. Government Securities Fund	0.0%
Quality Income Fund	0.0
Tax-Free Income Fund	0.0
Minnseota Tax-Free Income Fund	0.0

The following Funds designated the listed amounts as
long-term capital gain dividends during the year ended March 31, 2013. Distributable long-term gains are based on net realized long term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

Fund	Amount
U.S. Government Securities Fund	$—
Quality Income Fund	—
Tax-Free Income Fund	—
Minnesota Tax-Free Income Fund	—

For the year ended March 31, 2013, 98.9% and 99.5% of dividends were derived from interest on tax-exempt securities for the Tax-Free Income Fund and Minnesota Tax-Free Income Fund, respectively. This portion of exempt-interest dividends is exempt from federal taxes and should not be included in shareholders’gross income. Exempt-interest dividends may be subject to state and local taxes. Each shareholder should consult a tax adviser about reporting this income for state and local tax purposes.

MARCH 31, 2013	59

INFORMATION ABOUT DIRECTORS AND OFFICERS (Unaudited)

The Sit Mutual Funds are a family of no-load mutual funds. The bond funds described in this Annual Report are the Sit U.S. Government Securities Fund, Sit Quality Income Fund, Sit Tax-Free Income Fund and the Sit Minnesota Tax-Free Income Fund (the “Funds” or individually, a “Fund”). The Sit U.S. Government Securities Fund, and the corporate issuer of the Sit Quality Income Fund, the Sit Tax-Free Income Fund and Sit Minnesota Tax-Free Income Fund have a Board of Directors and officers. Pursuant to Minnesota law, the Boards of Directors are responsible for the management of the Funds and the establishment of the Funds’ policies. The officers of the Funds manage the day-to-day operation of the Funds. Information pertaining to the directors and officers of the Funds is set forth below. The business address, unless otherwise noted below, is that of the Funds’ investment adviser – 3300 IDS Center, 80 South Eighth Street, Minne-apolis, Minnesota 55402. The Boards have a separate Audit Committee. The Bond Funds’ SAI has additional information about the Fund’s directors and is available without charge upon request by calling the Sit Funds at
800-332-5580.

Name, Age, and Position with the Fund	Term of Office (1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director (3)
INTERESTED DIRECTORS:
Roger J. Sit (2) Age: 51 Chairman and President	Chairman since 10/08; Officer since 1998.	Chairman, President, CEO and Global CIO of Sit Investment Associates, Inc. (the “Adviser”); Chairman and CEO of Sit Investment Fixed Income Advisors, Inc. (“SF”); Chairman of SIA Securities Corp. (the “Distributor”).	12	None.
William E. Frenzel (2) Age: 84 Director	Director since 1991 or the Fund’s inception if later.	Guest Scholar at The Brookings Institution and member of several government policy committees, foundations and organizations; Director of the Adviser; Director of SF.	12	None.
INDEPENDENT DIRECTORS:
Edward M. Giles Age: 77 Director	Director since 2012.	Senior Vice President of Peter B. Cannell & Co., 7/11 to present; Managing Member of GME Capital, 2005 to 2011; Advisory Director of Sit Investment Associates, Inc. 1/08 to 12/11.	12	Ventana Medical Systems, Inc. (1992 - 2008).
Sidney L. Jones Age: 79 Director	Director since 1993 or the Fund’s inception, if later: Director from 1988 to 1989.	Lecturer, Washington Campus Consortium of 17 Universities.	12	None.
Bruce C. Lueck Age: 72 Director	Director since 2004 or the Fund’s inception, if later.	Consultant for Zephyr Management, L.P. (investment management) and committee member of several investment funds and foundations.	12	None.
Donald W. Phillips Age: 64 Director	Director of the International Fund since1993, and since 1990 or the Fund’s inception if later for all other Funds.	Chairman and CEO of WP Global Partners Inc.,7/05 to present.	12	None.
Barry N. Winslow Age: 65 Director	Director since 2010.	Vice-Chairman of TCF Financial Corporation, 7/08 to present; COO 2006 to 2007.	12	TCF Financial Corporation.

60	SIT MUTUAL FUNDS ANNUAL REPORT

Name, Age, and Position with the Fund	Term of Office (1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director (3)
OFFICERS:
Mark H. Book Age: 49 Vice President – Investments of U.S. Govt. Fund only.	Officer since 2002; Re-Elected by the Boards annually.	Vice President and Portfolio Manager of SF.	N/A	N/A
Kelly K. Boston Age: 44 Assistant Secretary & Assistant Treasurer	Officer since 2000; Re-Elected by the Boards annually.	Staff Attorney of the Adviser; Secretary of the Distributor.	N/A	N/A
Michael C. Brilley Age: 67 Senior Vice President	Officer since 1985; Re-Elected by the Boards annually.	Senior Vice President and Senior Fixed Income Officer of the Adviser; Director and President and Chief Fixed-Income Officer of SF.	N/A	N/A
Bryce A. Doty Age: 46 Vice President - Investments of U.S. Govt. Fund only.	Officer since 1996; Re-Elected by the Boards annually.	Senior Vice President and Senior Portfolio Manager of SF.	N/A	N/A
Paul J. Junquist Age: 51 Vice President - Investments of Tax-Free & MN Tax-Free Funds only.	Officer since 1996; Re-Elected by the Boards annually.	Vice President and Portfolio Manager of SF.	N/A	N/A
Michael J. Radmer 50 S. 6th Street Minneapolis, MN 55402 Age: 67 Secretary	Officer since 1984; Re-Elected by the Boards annually.	Partner of the Funds’ general counsel, Dorsey & Whitney, LLP.	N/A	N/A
Paul E. Rasmussen Age: 52 Vice President, Treasurer & Chief Compliance Officer	Officer since 1994; Re-Elected by the Boards annually.	Vice President, Secretary, Controller and Chief Compliance Officer of the Adviser; Vice President, Secretary, and Chief Compliance Officer of SF; President and Treasurer of the Distributor.	N/A	N/A
Carla J. Rose Age: 46 Vice President, Assistant Secretary & Assistant Treasurer	Officer since 2000; Re-Elected by the Boards annually.	Vice President, Administration & Deputy Controller of the Adviser; Vice President, Controller, Treasurer & Assistant Secretary of SF; Vice President and Assistant Secretary of the Distributor.	N/A	N/A
Debra A. Sit Age: 52 Vice President - Investments	Officer since 1994; Re-Elected by the Boards annually.	Vice President – Bond Investments of the Adviser; Senior Vice President, Senior Portfolio Manager of SF.	N/A	N/A

[1]	Directors serve until their death, resignation, removal or the next shareholder meeting at which election of directors is an agenda item and a successor is duly elected and qualified.
[2]

Directors who are deemed to be “interested persons” of the Funds as that term is defined by the Investment Company Act of 1940. Mr. Sit is considered an “interested person” because he is a director and shareholder of Sit Investment Associates, Inc., the Fund’s investment adviser. Mr. Frenzel is deemed to be an interested person because he is a director and shareholder of the Fund’s investment adviser.

[3]	Includes only directorships of companies required to report under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

MARCH 31, 2013	61

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

Each fund follows certain policies and procedures for voting proxies for securities held in each portfolio. A description of the Funds’ proxy voting policies and procedures is available without charge upon request by calling the Funds at 1-800-332-5580.

Information regarding how each Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available without charge upon request by calling the Funds at 1-800-332-5580, and is available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds’ file their complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available without charge upon request by calling the Funds at 1-800-332-5580 and are available on the SEC’s website at www.sec.gov. In addition, the Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

RE-APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

At their joint meeting held on October 29, 2012, the Boards of Directors of the Sit Mutual Funds unanimously approved the continuation for another one year period the investment management agreements entered into by and between Sit Investment Associates, Inc. (“SIA”) and Sit Mutual Funds II, Inc. dated November 1, 1992; and Sit U.S. Government Securities Fund, Inc. dated November 1, 1992 (the “Agreements”).

The Boards approved the Agreements after a lengthy discussion and consideration of various factors relating to both the Boards’ selection of SIA as the investment adviser and the Boards’ approval of the fees to be paid under the Agreements.

Investment Adviser Criteria. The Directors began their analysis by discussing their criteria for determining the quality of an investment adviser. The Directors’ noted that their analysis is similar to that used by institutional investors in evaluating and selecting investment advisers. The Directors discussed several factors used to determine the overall quality of an investment adviser and the nature, extent and quality of the services performed by SIA, including the following:

Investment Philosophy and Process. The Directors considered SIA’s philosophy of managing assets. With respect to fixed income securities, SIA stresses the consistent attainment of superior risk-adjusted returns using a conservative investment management approach that identifies pricing anomalies in the market and management of portfolio duration.

With respect to fixed income securities, SIA seeks investment grade securities with a special emphasis on interest income and significant stability of principal value. SIA’s style seeks to avoid excessive return volatility and generate consistent results over an economic cycle. The Directors noted that the Bond Funds’ objectives are to seek high current income. The Directors reviewed the Bond Funds’ characteristics, and noted that SIA has consistently managed the Bond Funds in this style. The Directors noted that since the Bond Funds emphasize income, they may at times not rank highly in total return comparisons with other funds during certain periods.

The Directors discussed SIA’s consistent and well-defined investment process. With respect to fixed income securities, the portfolio managers are responsible for implementing the strategy set forth in the Chief Fixed Income Officer’s duration targets and the Chief Investment Officer’s interest rate projections.

Investment Professionals. The Directors discussed the experience, knowledge and organizational stability of SIA and its investment professionals. The Directors noted that SIA’s senior professionals are actively involved in the investment process and have significant investment industry experience.

62	SIT MUTUAL FUNDS ANNUAL REPORT

The Directors discussed the depth of SIA’s investment staff. The Directors noted that SIA has over 30 investment professionals. Given the investment products offered by SIA and the assets under management, the Directors determined that SIA’s investment staff is well positioned to meet the current needs of its clients, including the Funds, and to accommodate growth in the number of clients and assets under management for the near future. The Directors concluded that the depth of the investment staff, and in particular senior management and investment analysts, is actually greater than the Funds currently require at their present asset size. The Directors noted that SIA has the resources of a $14.8 billion investment firm working for the benefit of the Fund shareholders.

Investment Performance. The Directors reviewed and discussed the Funds’ investment performance on an absolute and comparable basis for various periods as discussed below. The Directors noted that the investment performance of the Funds has generally been competitive with indices and other funds with similar investment styles as the Funds, such as fixed income funds seeking to maximize income.

Corporate Culture. The Directors discussed SIA’s corporate values to operate under the highest ethical and professional standards. SIA’s culture is set and practiced by senior management who insist that all professionals exhibit honesty and integrity. The Board noted that the firm’s values are evident in all of the services provided to the Funds.

Review of Specific Factors. The Directors continued their analysis by reviewing specific information on SIA and the Funds and specific terms of the Agreements, including the following:

Investment Performance. The Directors reviewed investment performance of each Fund for 1 month, 3 months, 6 months, year-to-date, 1 year, 5 years (as applicable), 10 years (as applicable) and since inception, both on an absolute basis and on a comparative basis to indices and mutual funds within the same investment categories. As noted above, the Directors concluded that the investment performance of the Funds has been competitive in relation to their stated objectives and strategies on a comparable basis with funds with similar objectives and strategies.

Fees and Expenses. The Directors noted that the Funds pay SIA a monthly fee and SIA is responsible for all of the Funds’ expenses except interest, brokerage commissions and transaction charges and certain extraordinary expenses. The Directors reviewed fees paid in prior years and the fees to be paid under the Agreements.

The Directors reviewed the extent to which the fees to be paid under the Agreements by each Fund may be affected by an increase in the Fund’s assets, which included reviewing each Fund’s current and historical assets and the likelihood and magnitude of future increases in the Fund’s assets. The Directors agreed that it is appropriate that the Funds benefit from improved economies of scale as the Funds’ assets increase. However, the Directors concluded that given the amount of the Funds’ current assets and the likelihood and magnitude of future increases in the Funds’ assets, negotiating a graduated fee structure is unnecessary at this time since the fees to be paid under the current Agreements are reasonable and appropriate.

The Directors reviewed the average and median expense ratios of mutual funds within the same investment category for each Fund. The Directors noted that each Fund’s total expense ratio compares favorably to the total expense ratios of other no-load funds within the Fund’s Morningstar category, and are lower than the average total expense ratio for the full Morningstar category. The Directors concluded that the fees paid by the Funds are reasonable and appropriate.

The Directors reviewed the expenses paid by SIA relating to the operations of the Funds, and SIA’s income with respect to the management of the Funds for the past two calendar years. The Directors concluded that the expenses paid were appropriate.

The Directors reviewed SIA’s investment advisory fee schedule for investment management services provided to other clients. The Directors compared the services provided to the Funds and other clients of SIA, and recognized that the Funds’ expenses are borne by SIA. The Directors concluded that the fees paid by the Funds in relation to the fees paid by other SIA clients were appropriate and reasonable. The Directors also concluded that SIA’s profit margin with respect to the management of the Funds was appropriate.

The Directors discussed the extent to which SIA receives benefits from the relationship with the Funds such as soft dollar arrangements by which brokers provide research services to SIA as a result of brokerage generated by the Funds. The Board concluded that any benefits

MARCH 31, 2013	63

ADDITIONAL INFORMATION (Unaudited) (Continued)

SIA receives from its relationship with the Funds are well within industry norms and are reflected in the amount of the fees paid by the Funds to SIA and are appropriate and reasonable.

Non-Advisory Services. The Directors considered the quality of non-advisory services which SIA provides to the Funds (and their shareholders) and the quality and depth of SIA’s non- investment personnel who provide such services. Directors concluded that the level of such services and the quality and depth of such personnel are consistent with industry standards.

Finally, the Directors considered the compliance staff and the regulatory history of SIA and the Funds, and concluded that both are consistent with industry standards.

Based on these conclusions, without any single conclusion being dispositive, the Directors determined that renewal of the Agreements was in the interest of each Fund and its shareholders.

Sit Quality Income Fund. At its meeting held on October 29, 2012, the Directors of Sit Mutual Funds II, Inc. approved various agreements, policies and procedures for Sit Quality Income Fund (series E of common shares of Sit Mutual Funds II, Inc.), a newly created fund with an anticipated inception date of December 31, 2012. During its discussion and consideration of various factors relating to both the Boards’ selection of SIA as the investment adviser and the Boards’ approval of the fees to be paid under the Agreements as set forth above, the Directors considered the same factors as will be applicable to Sit Quality Income Fund commencing on December 31, 2012. For example, the Directors noted that Sit Quality Income Fund will pay SIA a monthly fee and SIA will be responsible for all of the Fund’s expenses except interest, brokerage commissions and transaction charges and certain extraordinary expenses. The Directors reviewed the average and median expense ratios of mutual funds within the same anticipated investment category for Sit Quality Income Fund. The Directors noted that Sit Quality Income Fund’s total expense ratio will compare favorably to the total expense ratios of other no-load funds within the Fund’s anticipated Morningstar category. The Directors concluded that the proposed fees to be paid by Sit Quality Income Fund are reasonable and appropriate.

64	SIT MUTUAL FUNDS ANNUAL REPORT

Annual Report
March 31, 2013

INVESTMENT ADVISER
Sit Investment Associates, Inc.
3300 IDS Center
Minneapolis, MN 55402

CUSTODIAN
The Bank Of New York Mellon
One Wall Street
New York, NY 10286

TRANSFER AGENT AND DISBURSING AGENT
BNY Mellon Investment Servicing
4400 Computer Drive
Westborough, MA 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
Minneapolis, MN

LEGAL COUNSEL
Dorsey & Whitney LLP
Minneapolis, MN

Sit Mutual Funds

1-800-332-5580
www.sitfunds.com

Item 2:	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions. The registrant has not made any amendment to its code of ethics during the period covered by this report which must be described herein pursuant to Item 2. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics is available without charge upon request by calling the registrant at 612-332-3223 or 1-800-332-5580, or by mail at Sit Mutual Funds, 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402.

Item 3:	Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Edward M. Giles, Mr. Sidney L. Jones, Mr. Bruce C. Lueck, Mr. Donald W. Phillips, and Mr. Barry N. Winslow are audit committee financial experts serving on its audit committee. Mr. Giles, Mr. Jones, Mr. Lueck, Mr. Phillips, and Mr. Winslow are independent for purposes of this item.

Item 4:	Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2013				2012
	Audit Fees	Audit Related	Tax Fees	Other Fees	Audit Fees	Audit Related	Tax Fees	Other Fees
Fiscal year ended March 31
Sit Mutual Funds II, Inc.
Sit Tax-Free Income Fund (series A)	24,000	0	4,250	0	26,700	0	3,950	0
Sit Minnesota Tax-Free Income Fund (series B)	23,000	0	4,250	0	21,400	0	3,950	0
Sit Quality Income Fund (Series E)	11,000	0	4,250	0	0	0	0	0

Total Mutual Funds II, Inc.	58,000	0	12,750	0	48,100	0	7,900	0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, and/or are traditionally performed by the auditor. Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(e) (1) The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The audit committee also is required to pre-approve certain non-audit services performed by the registrant’s independent auditor for the registrant’s investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the registrant. Services to be provided by the auditor must receive general pre-approval or specific pre-approval by the audit committee. Any proposed services exceeding pre-approved cost levels will require separate pre-approval by the audit committee.

The audit committee may delegate pre-approval authority to the audit committee chairman. The chairman shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibility to pre-approve services performed by the independent auditor to management.

(2) No services included in (b) – (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $4,000 and $4,000 respectively.

(h) The registrant’s audit committee has determined that the provision of non-audit services rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is considered compatible with maintaining the principal accountant’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6:	Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8:	Portfolio Managers of Closed-End Management Investments Companies.

Not applicable to open-end investment companies.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:	Controls and Procedures –

(a) Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 12:	Exhibits:
(a)	The following exhibits are attached to this Form N-CSR:

(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b) Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit Mutual Funds II, Inc.

By (Signature and Title)*	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date May 30, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date May 30, 2013

By (Signature and Title)	/s/ Roger J. Sit
Roger J. Sit
Chairman

Date May 30, 2013